Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q07

Page Number
Citigroup Consolidated
Financial Summary	1
Segment Income:
Product View	2
Regional View	3
Segment Net Revenues:
Product View	4
Regional View	5
Consolidated Statement of Income	6
Consolidated Balance Sheet	7

Segment Detail

Global Consumer:	8 - 9
U.S.
U.S. Cards	10 - 11
U.S. Retail Distribution	12 - 13
U.S. Consumer Lending	14 - 15
U.S. Commercial Business	16

International
International Cards	17 - 18
International Consumer Finance	19 - 20
International Retail Banking	21 - 22

Markets & Banking:	23
Income Statement	24
Revenue Details	25
Securities and Banking	26
Transaction Services	27

Global Wealth Management:	28
Smith Barney	29
Private Bank	30

Alternative Investments	31

Citigroup Supplemental Detail
Return on Capital	32
Average Balances and Interest Rates	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	34
Allowance for Credit Losses:
Total Citigroup	35
Consumer Loans	36
Corporate Loans	37
Components of Provision for Loan Losses	38
Non-Performing Assets	39

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

Citi, the leading global financial services company, has more than 200 million customer accounts and does business in more than 100 countries, providing consumers, corporations, governments and institutions a complete range of financial products and services.

										4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q		4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007		(Decrease)	2006	2007	(Decrease)

Income (Loss) from Continuing Operations	$5,555	$5,262	$5,303	$5,129	$5,012	$6,226	$2,212	$(9,833)		NM	$21,249	$3,617	(83)%
Discontinued Operations, After-tax	84	3	202	—	—	—	—	—		—	289	—	(100)%
Net Income (Loss)	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)		NM	$21,538	$3,617	(83)%

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$1.11	$1.05	$1.06	$1.03	$1.01	$1.24	$0.44	$(1.99)		NM	$4.25	$0.72	(83)%
Net Income (Loss)	$1.12	$1.05	$1.10	$1.03	$1.01	$1.24	$0.44	$(1.99)		NM	$4.31	$0.72	(83)%

Adjusted weighted average common shares applicable to Diluted EPS (in millions)	5,007.9	4,990.0	4,978.6	4,967.7	4,967.9	4,992.9	5,010.9	4,931.9	(1)		4,986.1	4,995.3

Preferred Dividends - Diluted	$16	$16	$16	$16	$16	$14	$6	$—			$64	$36

Common Shares Outstanding, at period end (in millions)	4,971.2	4,943.9	4,913.7	4,912.0	4,946.4	4,974.6	4,981.1	4,994.6

Tier 1 Capital Ratio	8.60%	8.51%	8.64%	8.59%	8.26%	7.91%	7.32%	7.1	%*
Total Capital Ratio	11.80%	11.68%	11.88%	11.65%	11.48%	11.23%	10.61%	10.9	%*
Leverage Ratio	5.22%	5.19%	5.24%	5.16%	4.84%	4.37%	4.13%	4.0	%*

Total Assets, at period end (in billions)	$1,586.2	$1,626.6	$1,746.2	$1,884.3	$2,021.0	$2,220.9	$2,358.3	$2,182.7	*
Stockholders’ Equity, at period end (in billions)	$114.4	$115.4	$117.9	$119.8	$122.1	$127.8	$127.1	$113.6	*
Equity and Trust Securities, at period end (in billions)	$120.6	$122.0	$125.9	$129.4	$131.5	$137.8	$138.7	$137.2	*

Book Value Per Share, at period end	$22.82	$23.15	$23.78	$24.18	$24.48	$25.56	$25.48	$22.74	*

Return on Common Equity (Net Income)	20.3%	18.6%	18.9%	17.2%	17.1%	20.1%	6.9%	(32.4)%			18.8%	2.9%

Return on Risk Capital (Income from Continuing Operations)	41%	38%	37%	35%	31%	35%	12%	(46)%			38%	5%

(1)  Diluted shares are equal to Basic Shares for the fourth quarter of 2007 due to the Net Loss.  Diluted shares would result in anti-dilution.

*  Preliminary

CITIGROUP — NET INCOME PRODUCT VIEW (In millions of dollars)

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Global Consumer:

U.S. Cards	$926	$878	$1,085	$1,001	$897	$726	$852	$398	(60)%	$3,890	$2,873	(26)%
U.S. Retail Distribution	515	568	481	463	388	453	257	245	(47)%	2,027	1,343	(34)%
U.S. Consumer Lending	437	470	521	484	359	441	(227)	(1,199)	NM	1,912	(626)	NM
U.S. Commercial Business	126	138	151	146	121	151	122	124	(15)%	561	518	(8)%
Total U.S. Consumer (1)	2,004	2,054	2,238	2,094	1,765	1,771	1,004	(432)	NM	8,390	4,108	(51)%

International Cards	291	328	287	231	388	351	647	678	NM	1,137	2,064	82%
International Consumer Finance	168	173	50	(351)	25	(6)	(320)	(207)	41%	40	(508)	NM
International Retail Banking	677	714	701	748	540	671	552	874	17%	2,840	2,637	(7)%
Total International Consumer	1,136	1,215	1,038	628	953	1,016	879	1,345	NM	4,017	4,193	4%

Other	(67)	(92)	(81)	(111)	(85)	(91)	(100)	(157)	(41)%	(351)	(433)	(23)%
Total Global Consumer	3,073	3,177	3,195	2,611	2,633	2,696	1,783	756	(71)%	12,056	7,868	(35)%
Markets & Banking:

Securities and Banking	1,618	1,412	1,344	1,389	2,173	2,145	(290)	(11,632)	NM	5,763	(7,604)	NM
Transaction Services	323	340	385	378	447	514	590	664	76%	1,426	2,215	55%
Other	(12)	(29)	(8)	(13)	1	173	(20)	(18)	(38)%	(62)	136	NM
Total Markets & Banking	1,929	1,723	1,721	1,754	2,621	2,832	280	(10,986)	NM	7,127	(5,253)	NM

Global Wealth Management:
Smith Barney	168	238	294	305	324	321	379	327	7%	1,005	1,351	34%
Private Bank	119	109	105	106	124	193	110	196	85%	439	623	42%
Total Global Wealth Management	287	347	399	411	448	514	489	523	27%	1,444	1,974	37%

Alternative Investments	353	257	117	549	222	456	(67)	61	(89)%	1,276	672	(47)%

Corporate / Other (2)	(87)	(242)	(129)	(196)	(912)	(272)	(273)	(187)	5%	(654)	(1,644)	NM

Income (Loss) From Continuing Operations	5,555	5,262	5,303	5,129	5,012	6,226	2,212	(9,833)	NM	21,249	3,617	(83)%

Discontinued Operations (3)	84	3	202	—	—	—	—	—		—	289

Net Income (Loss)	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)	NM	$21,538	$3,617	(83)%

(1)	U.S. disclosure includes Canada and Puerto Rico.
(2)	The 2007 first quarter includes a $1,377 million ($871 million after-tax) Restructuring charge related to the Company’s Structural Expense Initiatives project announced on April 11, 2007.
(3)

Discontinued Operations relates to residual items from the Company’s sale of Citigroup’s Travelers Life & Annuity which closed during the 2005 third quarter and the Company’s sale of substantially all of its Asset Management business which closed during the 2005 fourth quarter.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME REGIONAL VIEW (In millions of dollars)

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

U.S. (1)
Global Consumer	$1,937	$1,962	$2,157	$1,983	$1,680	$1,680	$904	$(589)	NM	$8,039	$3,675	(54)%
Markets & Banking	515	747	540	407	999	984	(692)	(8,828)	NM	2,209	(7,537)	NM
Global Wealth Management	228	290	342	350	361	335	333	387	11%	1,210	1,416	17%
Total U.S.	2,680	2,999	3,039	2,740	3,040	2,999	545	(9,030)	NM	11,458	(2,446)	NM

Mexico
Global Consumer	358	375	395	477	372	360	244	411	(14)%	1,605	1,387	(14)%
Markets & Banking	78	88	95	85	114	95	125	62	(27)%	346	396	14%
Global Wealth Management	8	10	9	9	12	15	10	9	0%	36	46	28%
Total Mexico	444	473	499	571	498	470	379	482	(16)%	1,987	1,829	(8)%

Europe, Middle East and Africa (EMEA)
Global Consumer	185	215	213	112	83	148	58	215	92%	725	504	(30)%
Markets & Banking	635	342	489	545	694	803	(25)	(3,374)	NM	2,011	(1,902)	NM
Global Wealth Management	3	5	7	8	7	46	4	20	NM	23	77	NM
Total EMEA	823	562	709	665	784	997	37	(3,139)	NM	2,759	(1,321)	NM

Japan
Global Consumer	188	178	79	(326)	45	32	(224)	21	NM	119	(126)	NM
Markets & Banking	85	72	38	77	35	124	(96)	65	(16)%	272	128	(53)%
Global Wealth Management	—	—	—	—	—	30	60	5	—	—	95	—
Total Japan	273	250	117	(249)	80	186	(260)	91	NM	391	97	(75)%

Asia (excluding Japan)
Global Consumer	347	359	328	332	383	426	334	606	83%	1,366	1,749	28%
Markets & Banking	414	336	391	510	561	567	727	723	42%	1,651	2,578	56%
Global Wealth Management	45	40	38	40	65	74	79	96	NM	163	314	93%
Total Asia	806	735	757	882	1,009	1,067	1,140	1,425	62%	3,180	4,641	46%

Latin America
Global Consumer	58	88	23	33	70	50	467	92	NM	202	679	NM
Markets & Banking	202	138	168	130	218	259	241	366	NM	638	1,084	70%
Global Wealth Management	3	2	3	4	3	14	3	6	50%	12	26	NM
Total Latin America	263	228	194	167	291	323	711	464	NM	852	1,789	NM

Alternative Investments	353	257	117	549	222	456	(67)	61	(89)%	1,276	672	(47)%

Corporate / Other	(87)	(242)	(129)	(196)	(912)	(272)	(273)	(187)	5%	(654)	(1,644)	NM

Income (Loss) From Continuing Operations	5,555	5,262	5,303	5,129	5,012	6,226	2,212	(9,833)	NM	21,249	3,617	(83)%

Discontinued Operations	84	3	202	—	—	—	—	—		—	289

Net Income (Loss)	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)	NM	$21,538	$3,617	(83)%

Total International	$2,609	$2,248	$2,276	$2,036	$2,662	$3,043	$2,007	$(677)	NM	$9,169	$7,035	(23)%

(1)    Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S. The U.S. regional disclosure includes Canada and Puerto Rico. Global Consumer for the U.S. includes Other Consumer.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES PRODUCT VIEW (In millions of dollars)

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Global Consumer:

U.S. Cards	$3,234	$3,251	$3,452	$3,571	$3,294	$3,181	$3,386	$3,557	0%	$13,508	$13,418	(1)%
U.S. Retail Distribution	2,296	2,499	2,382	2,407	2,426	2,545	2,539	2,699	12%	9,584	10,209	7%
U.S. Consumer Lending	1,260	1,307	1,481	1,471	1,551	1,606	1,548	1,754	19%	5,519	6,459	17%
U.S. Commercial Business	470	516	489	508	443	446	359	401	(21)%	1,983	1,649	(17)%
Total U.S. Consumer (1)	7,260	7,573	7,804	7,957	7,714	7,778	7,832	8,411	6%	30,594	31,735	4%

International Cards	1,280	1,510	1,519	1,650	1,739	2,013	2,852	2,624	59%	5,959	9,228	55%
International Consumer Finance	962	1,009	998	349	890	843	782	667	91%	3,318	3,182	(4)%
International Retail Banking	2,467	2,555	2,550	2,946	2,759	3,030	3,225	3,864	31%	10,518	12,878	22%
Total International Consumer	4,709	5,074	5,067	4,945	5,388	5,886	6,859	7,155	45%	19,795	25,288	28%

Other	(14)	(19)	(37)	(20)	4	(2)	(8)	(33)	(65)%	(90)	(39)	57%
Total Global Consumer	11,955	12,628	12,834	12,882	13,106	13,662	14,683	15,533	21%	50,299	56,984	13%

Markets & Banking:
Securities and Banking	5,896	5,269	4,567	5,486	7,313	7,121	2,270	(14,020)	NM	21,218	2,684	(87)%
Transaction Services	1,382	1,495	1,500	1,594	1,645	1,840	2,063	2,292	44%	5,971	7,840	31%
Other	1	(3)	—	—	(1)	—	—	(1)	—	(2)	(2)	0%
Total Markets & Banking	7,279	6,761	6,067	7,080	8,957	8,961	4,333	(11,729)	NM	27,187	10,522	(61)%

Global Wealth Management:
Smith Barney	1,987	1,990	1,994	2,189	2,246	2,611	2,892	2,780	27%	8,160	10,529	29%
Private Bank	496	502	492	527	572	586	617	682	29%	2,017	2,457	22%
Total Global Wealth Management	2,483	2,492	2,486	2,716	2,818	3,197	3,509	3,462	27%	10,177	12,986	28%

Alternative Investments	675	584	334	1,308	562	1,032	125	384	(71)%	2,901	2,103	(28)%

Corporate / Other	(209)	(283)	(299)	(158)	16	(222)	(257)	(434)	NM	(949)	(897)	5%

Total Net Revenues	$22,183	$22,182	$21,422	$23,828	$25,459	$26,630	$22,393	$7,216	(70)%	$89,615	$81,698	(9)%

(1)  U.S. disclosure includes Canada and Puerto Rico.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES REGIONAL VIEW (In millions of dollars)

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

U.S. (1)
Global Consumer	$7,246	$7,554	$7,767	$7,937	$7,718	$7,776	$7,824	$8,378	6%	$30,504	$31,696	4%
Markets & Banking	2,923	2,803	2,007	2,422	3,714	3,041	37	(11,763)	NM	10,155	(4,971)	NM
Global Wealth Management	2,154	2,149	2,153	2,337	2,385	2,439	2,454	2,509	7%	8,793	9,787	11%
Total U.S.	12,323	12,506	11,927	12,696	13,817	13,256	10,315	(876)	NM	49,452	36,512	(26)%

Mexico
Global Consumer	1,149	1,192	1,238	1,612	1,377	1,354	1,404	1,642	2%	5,191	5,777	11%
Markets & Banking	186	199	197	199	227	183	247	157	(21)%	781	814	4%
Global Wealth Management	31	33	32	33	36	41	38	38	15%	129	153	19%
Total Mexico	1,366	1,424	1,467	1,844	1,640	1,578	1,689	1,837	0%	6,101	6,744	11%

Europe, Middle East and Africa (EMEA)
Global Consumer	1,270	1,360	1,353	1,404	1,446	1,618	1,738	1,847	32%	5,387	6,649	23%
Markets & Banking	2,296	2,043	2,166	2,252	2,827	2,993	1,398	(2,983)	NM	8,757	4,235	(52)%
Global Wealth Management	75	83	83	90	108	137	139	159	77%	331	543	64%
Total EMEA	3,641	3,486	3,602	3,746	4,381	4,748	3,275	(977)	NM	14,475	11,427	(21)%

Japan
Global Consumer	775	807	782	91	615	680	649	853	NM	2,455	2,797	14%
Markets & Banking	296	269	177	310	212	453	133	393	27%	1,052	1,191	13%
Global Wealth Management	—	—	—	—	—	286	547	411	—	—	1,244	—
Total Japan	1,071	1,076	959	401	827	1,419	1,329	1,657	NM	3,507	5,232	49%

Asia (excluding Japan)
Global Consumer	1,189	1,244	1,209	1,291	1,359	1,464	1,520	1,910	48%	4,933	6,253	27%
Markets & Banking	1,132	1,062	1,080	1,440	1,404	1,635	1,822	1,635	14%	4,714	6,496	38%
Global Wealth Management	180	181	171	206	234	242	277	285	38%	738	1,038	41%
Total Asia	2,501	2,487	2,460	2,937	2,997	3,341	3,619	3,830	30%	10,385	13,787	33%

Latin America
Global Consumer	326	471	485	547	591	770	1,548	903	65%	1,829	3,812	NM
Markets & Banking	446	385	440	457	573	656	696	832	82%	1,728	2,757	60%
Global Wealth Management	43	46	47	50	55	52	54	60	20%	186	221	19%
Total Latin America	815	902	972	1,054	1,219	1,478	2,298	1,795	70%	3,743	6,790	81%

Alternative Investments	675	584	334	1,308	562	1,032	125	384	(71)%	2,901	2,103	(28)%

Corporate /Other	(209)	(283)	(299)	(158)	16	(222)	(257)	(434)	NM	(949)	(897)	5%

Total Net Revenues	$22,183	$22,182	$21,422	$23,828	$25,459	$26,630	$22,393	$7,216	(70)%	$89,615	$81,698	(9)%

Total International	$9,394	$9,375	$9,460	$9,982	$11,064	$12,564	$12,210	$8,142	(18)%	$38,211	$43,980	15%

(1)  Excludes Alternative Investments and Corporate / Other which are predominantly related to the U.S.  The U.S. regional disclosure includes Canada and Puerto Rico.  Global Consumer for the U.S. includes Other Consumer.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Revenues
Interest revenue	$21,880	$23,585	$24,753	$26,279	$28,174	$30,646	$33,029	$32,618	24%	$96,497	$124,467	29%
Interest expense	12,107	13,717	14,901	16,218	17,562	19,172	20,804	19,993	23%	56,943	77,531	36%
Net interest revenue	9,773	9,868	9,852	10,061	10,612	11,474	12,225	12,625	25%	39,554	46,936	19%
Insurance premiums	770	800	819	813	838	846	893	957	18%	3,202	3,534	10%
Commissions and fees	5,140	5,261	3,920	4,923	5,602	6,632	4,053	4,845	(2)%	19,244	21,132	10%
Principal transactions	2,165	1,773	2,014	2,047	3,168	2,629	(244)	(17,632)	NM	7,999	(12,079)	NM
Administrative and other fiduciary fees	1,705	1,707	1,670	1,852	1,949	2,241	2,468	2,514	36%	6,934	9,172	32%
Realized gains (losses) from sales of investments	379	302	304	806	473	119	263	313	(61)%	1,791	1,168	(35)%
Other revenue	2,251	2,471	2,843	3,326	2,817	2,689	2,735	3,594	8%	10,891	11,835	9%
Total non-interest revenues	12,410	12,314	11,570	13,767	14,847	15,156	10,168	(5,409)	NM	50,061	34,762	(31)%
Total revenues, net of interest expense	22,183	22,182	21,422	23,828	25,459	26,630	22,393	7,216	(70)%	89,615	81,698	(9)%

Provisions for Credit Losses and for Benefits and Claims
Policyholder benefits and claims	227	231	274	235	261	197	236	241	3%	967	935	(3)%
Provision for loan losses	1,396	1,436	1,793	2,113	2,706	2,520	4,776	7,422	NM	6,738	17,424	NM
Provision for unfunded lending commitments	50	150	50	—	—	—	50	100	—	250	150	(40)%
Total provisions for credit losses and for benefits and claims	1,673	1,817	2,117	2,348	2,967	2,717	5,062	7,763	NM	7,955	18,509	NM

Operating Expenses
Compensation and benefits	8,263	7,374	6,718	7,922	8,699	8,922	7,730	9,084	15%	30,277	34,435	14%
Net occupancy expense	1,382	1,411	1,435	1,613	1,529	1,603	1,748	1,800	12%	5,841	6,680	14%
Technology / communication expense	886	934	948	994	979	1,143	1,166	1,245	25%	3,762	4,533	20%
Advertising and marketing expense	603	652	574	734	617	767	800	751	2%	2,563	2,935	15%
Restructuring-related items	—	—	—	—	1,377	63	35	53	—	—	1,528	—
Other operating	2,224	2,398	2,261	2,695	2,370	2,357	3,082	3,568	32%	9,578	11,377	19%
Total operating expenses	13,358	12,769	11,936	13,958	15,571	14,855	14,561	16,501	18%	52,021	61,488	18%

Income (Loss) from Continuing Operations before Income Taxes and Minority Interest	7,152	7,596	7,369	7,522	6,921	9,058	2,770	(17,048)	NM	29,639	1,701	(94)%
Provision (benefits) for income taxes	1,537	2,303	2,020	2,241	1,862	2,709	538	(7,310)	NM	8,101	(2,201)	NM
Minority interest, net of income taxes	60	31	46	152	47	123	20	95	(38)%	289	285	(1)%

Income (Loss) from Continuing Operations	5,555	5,262	5,303	5,129	5,012	6,226	2,212	(9,833)	NM	21,249	3,617	(83)%

Discontinued Operations (1)
Income from Discontinued Operations	1	—	26	—	—	—	—	—		27	—
Gain on Sale	21	—	198	—	—	—	—	—		219	—
Provision for income taxes and minority interest, net of taxes	(62)	(3)	22	—	—	—	—	—		(43)	—
Income from Discontinued Operations, net	84	3	202	—	—	—	—	—		289	—

Net Income (Loss)	$5,639	$5,265	$5,505	$5,129	$5,012	$6,226	$2,212	$(9,833)	NM	$21,538	$3,617	(83)%

(1)

Discontinued Operations relates to residual items from the Company’s sale of Citigroup’s Travelers Life & Annuity which closed during the 2005 third quarter and the Company’s sale of substantially all of its Asset Management business which closed during the 2005 fourth quarter.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

									December 31, 2007
									vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	December 31, 2006
	2006	2006	2006	2006	2007	2007	2007	2007 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,411	$24,311	$22,543	$26,514	$24,421	$30,635	$38,226	$38,206	44%
Deposits with banks	33,220	35,868	33,939	42,522	44,906	70,897	58,713	69,366	63%
Federal funds sold and securities borrowed or purchased under agreements to resell	239,552	234,390	262,627	282,817	303,925	348,129	383,217	274,066	(3)%
Brokerage receivables	42,569	46,162	40,970	44,445	51,976	61,144	69,062	57,359	29%
Trading account assets	328,135	327,890	351,149	393,925	460,065	538,316	581,220	538,984	37%
Investments	193,970	194,953	251,748	273,591	286,567	257,880	240,828	215,008	(21)%
Loans, net of unearned income
Consumer	462,068	480,772	488,673	512,921	519,105	551,223	570,891	592,307	15%
Corporate	143,239	156,313	166,709	166,271	174,239	191,701	203,078	185,686	12%
Loans, net of unearned income	605,307	637,085	655,382	679,192	693,344	742,924	773,969	777,993	15%
Allowance for loan losses	(9,505)	(9,144)	(8,979)	(8,940)	(9,510)	(10,381)	(12,728)	(16,117)	(80)%
Total loans, net	595,802	627,941	646,403	670,252	683,834	732,543	761,241	761,876	14%
Goodwill	32,933	32,910	33,169	33,415	34,380	39,231	39,949	41,204	23%
Intangible assets	15,092	15,850	15,725	15,901	19,330	22,975	23,651	22,687	43%
Other assets	83,517	86,276	87,975	100,936	111,562	119,116	162,159	163,950	62%
Total assets	$1,586,201	$1,626,551	$1,746,248	$1,884,318	$2,020,966	$2,220,866	$2,358,266	$2,182,706	16%

Liabilities
Non-interest-bearing deposits in U.S. offices	$37,885	$38,018	$36,358	$38,615	$39,296	$41,740	$38,842	$40,859	6%
Interest-bearing deposits in U.S. offices	176,032	177,385	183,467	195,002	198,840	196,481	211,147	225,198	15%
Non-interest-bearing deposits in offices outside the U.S.	34,323	32,981	32,721	35,149	36,328	39,132	43,052	43,335	23%
Interest-bearing deposits in offices outside the U.S.	379,118	397,421	416,732	443,275	464,057	494,408	519,809	516,838	17%
Total deposits	627,358	645,805	669,278	712,041	738,521	771,761	812,850	826,230	16%
Federal funds purchased and securities loaned or sold under agreements to repurchase	279,540	264,494	320,095	349,235	393,670	394,143	440,369	304,243	(13)%
Brokerage payables	70,214	74,970	97,229	85,119	88,722	96,528	94,830	84,951	—
Trading account liabilities	144,888	142,983	138,876	145,887	173,902	217,992	215,623	182,082	25%
Short-term borrowings	58,130	72,581	70,501	100,833	111,179	167,139	194,304	146,455	45%
Long-term debt	227,165	239,557	260,089	288,494	310,768	340,077	364,526	427,112	48%
Other liabilities (2)	64,488	70,733	72,315	82,926	82,121	105,472	108,651	98,035	18%
Total liabilities	1,471,783	1,511,123	1,628,383	1,764,535	1,898,883	2,093,112	2,231,153	2,069,108	17%

Stockholders’ equity
Preferred Stock	1,000	1,000	1,000	1,000	1,000	600	200	—	(100)%
Common Stock	55	55	55	55	55	55	55	55	—
Additional paid-in capital	17,119	17,426	17,825	18,253	17,341	17,725	18,297	18,007	(1)%
Retained earnings	120,703	123,497	126,544	129,267	131,395	134,932	134,445	121,920	(6)%
Treasury stock	(21,753)	(23,199)	(24,737)	(25,092)	(23,833)	(22,588)	(22,329)	(21,724)	13%
Accumulated other comprehensive income (loss)	(2,706)	(3,351)	(2,822)	(3,700)	(3,875)	(2,970)	(3,555)	(4,660)	(26)%
Total stockholders’ equity	114,418	115,428	117,865	119,783	122,083	127,754	127,113	113,598	(5)%

Total liabilities and stockholders’ equity	$1,586,201	$1,626,551	$1,746,248	$1,884,318	$2,020,966	$2,220,866	$2,358,266	$2,182,706	16%

(1)	Preliminary.
(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $900 million, $1,050 million, $1,100 million, and $1,100 million for the first, second, third, and fourth quarters of 2006, respectively, and $1,100 million for the first and second quarters of 2007, $1,150 million for the third quarter of 2007 and $1,250 million for the fourth quarter of 2007, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER Page 1 (In millions of dollars)

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

Global Consumer:

Net Interest Revenue	$7,231	$7,494	$7,560	$7,095	$7,686	$8,237	$8,353	$8,656	22%	$29,380	$32,932	12%
Non-Interest Revenue	4,724	5,134	5,274	5,787	5,420	5,425	6,330	6,877	19%	20,919	24,052	15%

Total Revenues, Net of Interest Expense	11,955	12,628	12,834	12,882	13,106	13,662	14,683	15,533	21%	50,299	56,984	13%
Total Operating Expenses	6,357	6,379	6,316	6,881	6,760	7,063	7,506	7,969	16%	25,933	29,298	13%
Net Credit Losses	1,636	1,754	1,816	2,060	2,131	2,092	2,554	3,006	46%	7,266	9,783	35%
Credit Reserve Build / (Release)	(195)	(336)	(96)	(27)	294	481	2,013	3,522	NM	(654)	6,310	NM
Provision for Benefits & Claims	227	231	274	235	261	196	234	236	—	967	927	(4)%
Provisions for Loan Losses and for Benefits and Claims	1,668	1,649	1,994	2,268	2,686	2,769	4,801	6,764	NM	7,579	17,020	NM
Income Before Taxes and Minority Interest	3,930	4,600	4,524	3,733	3,660	3,830	2,376	800	(79)%	16,787	10,666	(36)%
Income Taxes	847	1,400	1,312	1,107	1,017	1,104	568	(62)	NM	4,666	2,627	(44)%
Minority Interest, Net of Tax	10	23	17	15	10	30	25	106	NM	65	171	NM
Net Income	$3,073	$3,177	$3,195	$2,611	$2,633	$2,696	$1,783	$756	(71)%	$12,056	$7,868	(35)%

Key Indicators (in billions of dollars):

Average Managed Loans	$509.0	$526.2	$537.9	$552.7	$566.0	$588.2	$606.6	$631.1	14%
Average Deposits	$243.6	$247.4	$253.9	$263.5	$273.4	$289.3	$298.6	$305.8	16%
Total Branches	7,440	7,670	7,933	8,110	8,140	8,202	8,294	8,527	5%

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER Page 2 (In millions of dollars)

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

U.S.:

Net Interest Revenue	$4,145	$4,202	$4,165	$4,200	$4,227	$4,333	$4,320	$4,600	10%	$16,712	$17,480	5%
Non-Interest Revenue	3,115	3,371	3,639	3,757	3,487	3,445	3,512	3,811	1%	13,882	14,255	3%

Total Revenues, Net of Interest Expense	7,260	7,573	7,804	7,957	7,714	7,778	7,832	8,411	6%	30,594	31,735	4%
Total Operating Expenses	3,569	3,551	3,426	3,603	3,629	3,644	3,710	4,062	13%	14,149	15,045	6%
Net Credit Losses	915	907	939	1,057	1,079	1,090	1,217	1,746	65%	3,818	5,132	34%
Credit Reserve Build / (Release)	(196)	(274)	(197)	(127)	182	245	1,296	3,305	NM	(794)	5,028	NM
Provision for Benefits & Claims	182	194	220	180	209	169	187	192	7%	776	757	(2)%
Provisions for Loan Losses and for Benefits and Claims	901	827	962	1,110	1,470	1,504	2,700	5,243	NM	3,800	10,917	NM
Income (Loss) Before Taxes and Minority Interest	2,790	3,195	3,416	3,244	2,615	2,630	1,422	(894)	NM	12,645	5,773	(54)%
Income Taxes	777	1,121	1,162	1,137	842	845	413	(471)	NM	4,197	1,629	(61)%
Minority Interest, Net of Tax	9	20	16	13	8	14	5	9	(31)%	58	36	(38)%
Net Income (Loss)	$2,004	$2,054	$2,238	$2,094	$1,765	$1,771	$1,004	$(432)	NM	$8,390	$4,108	(51)%

Total Revenues excluding the Impact of Credit Card Securitizations (1)	$8,130	$8,391	$8,599	$8,806	$8,643	$8,776	$8,956	$9,611

Key Indicators (in billions of dollars):

Average Managed Loans	$400.8	$413.7	$421.8	$430.5	$440.0	$447.6	$457.4	$472.7	10%
Average Deposits	$99.1	$100.8	$105.5	$113.1	$119.2	$120.9	$122.9	$124.0	10%

Total Branches	3,205	3,253	3,353	3,441	3,488	3,433	3,482	3,545	3%

International:

Net Interest Revenue	$3,133	$3,343	$3,445	$2,945	$3,489	$3,938	$4,072	$4,120	40%	$12,866	$15,619	21%
Non-Interest Revenue	1,576	1,731	1,622	2,000	1,899	1,948	2,787	3,035	52%	6,929	9,669	40%

Total Revenues, Net of Interest Expense	4,709	5,074	5,067	4,945	5,388	5,886	6,859	7,155	45%	19,795	25,288	28%
Total Operating Expenses	2,621	2,701	2,769	3,110	2,976	3,264	3,627	3,683	18%	11,201	13,550	21%
Net Credit Losses	721	847	877	1,003	1,052	1,002	1,337	1,260	26%	3,448	4,651	35%
Credit Reserve Build / (Release)	1	(62)	101	100	112	236	717	217	NM	140	1,282	NM
Provision for Benefits & Claims	45	37	54	55	52	27	47	44	(20)%	191	170	(11)%
Provisions for Loan Losses and for Benefits and Claims	767	822	1,032	1,158	1,216	1,265	2,101	1,521	31%	3,779	6,103	61%
Income Before Taxes and Minority Interest	1,321	1,551	1,266	677	1,196	1,357	1,131	1,951	NM	4,815	5,635	17%
Income Taxes	184	333	227	47	241	325	232	509	NM	791	1,307	65%
Minority Interest, Net of Tax	1	3	1	2	2	16	20	97	NM	7	135	NM
Net Income	$1,136	$1,215	$1,038	$628	$953	$1,016	$879	$1,345	NM	$4,017	$4,193	4%

Key Indicators (in billions of dollars):

Average Loans	$108.2	$112.5	$116.1	$122.2	$126.0	$140.6	$149.2	$158.4	30%
Average Deposits	$144.5	$146.6	$148.4	$150.4	$154.2	$168.4	$175.7	$181.8	21%
Total Branches	4,235	4,417	4,580	4,669	4,652	4,769	4,812	4,982	7%

Other Consumer:
Net Interest Revenue	$(47)	$(51)	$(50)	$(50)	$(30)	$(34)	$(39)	$(64)	(28)%	$(198)	$(167)	16%
Non-Interest Revenue	33	32	13	30	34	32	31	31	3%	108	128	19%

Total Revenues, Net of Interest Expense	(14)	(19)	(37)	(20)	4	(2)	(8)	(33)	(65)%	(90)	(39)	57%
Total Operating Expenses	167	127	121	168	155	155	169	224	33%	583	703	21%
Income Before Taxes	(181)	(146)	(158)	(188)	(151)	(157)	(177)	(257)	(37)%	(673)	(742)	—
Income Taxes	(114)	(54)	(77)	(77)	(66)	(66)	(77)	(100)	(30)%	(322)	(309)	4%
Net Income	$(67)	$(92)	$(81)	$(111)	$(85)	$(91)	$(100)	$(157)	(41)%	$(351)	$(433)	(23)%

(1)	For details on the impact of credit card securitizations, see page 10.
NM	Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CARDS - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**    Revenues were even with the prior-year period as higher net interest revenues, up 15%, and a $136 million pre-tax gain on sale of MasterCard shares, were offset by lower securitization results.  Lower securitization revenues primarily reflected the net impact of higher funding costs and higher credit losses in the securitization trusts.  Net interest revenues grew due to higher loans held on balance sheet.  On a managed basis, revenues increased 8% as lower net interest margins, due to higher funding costs, were offset by growth in average managed loans and the gain on MasterCard shares.

**    Average managed loans grew 4%, driven by an 8% increase in purchase sales and growth in travel, business, and partner portfolios.  Loan growth included a 7% increase in non-promotional balances, reflecting increased new customer originations through Citi proprietary distribution channels, increased card usage by existing customers, and a slight decrease in payment rates.

**    Expenses grew 19% due to a $292 million pre-tax charge related to Citi’s pro-rata share of certain Visa, Inc.-related litigation exposure.  Excluding the litigation charge, expenses were even with the prior-year period.

**    Higher credit costs were driven by a $493 million pre-tax charge to increase loan loss reserves, reflecting a weakening of leading credit indicators in the portfolio and trends in the macro-economic environment.  Increased credit costs also reflected higher net credit losses, up 36%, driven by higher bankruptcy filings and increased delinquency flows.  The managed net credit loss ratio increased 76 basis points to 5.11%.

**    The net income decline was driven by significantly higher credit costs and increased expenses due to the Visa-related litigation charge.

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

Net Interest Revenue	$1,200	$1,180	$1,164	$1,148	$1,073	$1,085	$1,037	$1,322	15%	$4,692	$4,517	(4)%
Non-Interest Revenue	2,034	2,071	2,288	2,423	2,221	2,096	2,349	2,235	(8)%	8,816	8,901	1%
Total Revenues, Net of Interest Expense (1)	3,234	3,251	3,452	3,571	3,294	3,181	3,386	3,557	—	13,508	13,418	(1)%
Total Operating Expenses	1,532	1,554	1,447	1,535	1,485	1,452	1,503	1,822	19%	6,068	6,262	3%
Net Credit Losses	446	447	456	439	439	408	399	595	36%	1,788	1,841	3%
Credit Reserve Build / (Release)	(72)	(160)	(122)	(37)	(44)	224	134	493	NM	(391)	807	NM
Provision for Benefits & Claims	21	25	26	18	21	12	20	15	(17)%	90	68	(24)%
Provision for Loan Losses and for Benefits and Claims	395	312	360	420	416	644	553	1,103	NM	1,487	2,716	83%
Income Before Taxes and Minority Interest	1,307	1,385	1,645	1,616	1,393	1,085	1,330	632	(61)%	5,953	4,440	(25)%
Income Taxes and Minority Interest	381	507	560	615	496	359	478	234	(62)%	2,063	1,567	(24)%
Net Income	$926	$878	$1,085	$1,001	$897	$726	$852	$398	(60)%	$3,890	$2,873	(26)%
Average Assets (in billions of dollars)	$63	$63	$64	$62	$63	$61	$58	$65	5%	$63	$62	(2)%
Return on Assets	5.96%	5.59%	6.73%	6.41%	5.77%	4.77%	5.83%	2.43%		6.17%	4.63%
Net Credit Loss Ratio	4.27%	4.11%	4.22%	4.30%	4.58%	4.39%	4.39%	5.55%
Average Risk Capital	$5,563	$5,591	$5,628	$5,544	$5,452	$5,265	$5,213	$5,609	1%	$5,581	$5,384	(4)%
Return on Risk Capital	68%	63%	76%	72%	67%	55%	65%	28%		70%	53%
Return on Invested Capital	28%	26%	32%	30%	28%	23%	27%	13%		29%	22%

KEY INDICATORS - Managed Basis (2) (in billions of dollars)

Managed Revenues: (in millions of dollars)
Total GAAP Revenues	$3,234	$3,251	$3,452	$3,571	$3,294	$3,181	$3,386	$3,557	—	$13,508	$13,418	(1)%
Net Impact of Cardit Card Securitization Activity (3)	870	818	795	849	929	998	1,124	1,200	41%	3,332	4,251	28%
Total Managed Revenues	$4,104	$4,069	$4,247	$4,420	$4,223	$4,179	$4,510	$4,757	8%	$16,841	$17,669	5%

Return on Managed Assets	2.59%	2.42%	2.91%	2.71%	2.37%	1.99%	2.28%	1.03%
Average Managed Loans:
Securitized	$94.7	$94.5	$97.3	$99.1	$97.3	$97.5	$101.2	$99.6	1%
Held for Sale	0.3	—	0.5	0.2	3.0	3.3	3.0	2.7	NM
On Balance Sheet	42.3	43.6	42.8	40.5	38.9	37.3	35.9	42.5	5%
Total Managed	$137.3	$138.1	$140.6	$139.8	$139.2	$138.1	$140.1	$144.8	4%

Bankcards	$110.4	$110.3	$110.6	$109.2	$108.4	$107.4	$108.4	$112.1	3%
Private Label	26.9	27.8	30.0	30.6	30.8	30.7	31.7	32.7	7%
Total Managed	$137.3	$138.1	$140.6	$139.8	$139.2	$138.1	$140.1	$144.8	4%

End of Period Managed Loans:
Bankcards	$109.7	$111.3	$110.3	$111.6	$107.3	$108.9	$109.9	$116.4	4%
Private Label	26.2	29.4	30.5	32.4	30.2	31.2	31.8	34.4	6%
Total	$135.9	$140.7	$140.8	$144.0	$137.5	$140.1	$141.7	$150.8	5%

(1)

The 2006 first quarter, 2006 second quarter, 2006 third quarter, 2006 fourth quarter, 2007 first quarter, 2007 second quarter, 2007 third quarter and 2007 fourth quarter include releases of $90 million, $125 million, $109 million, $74 million, $98 million, $144 million, $73 million and $157 million, respectively, from the allowance for credit losses related to loan receivables that were either securitized or transferred to loans held-for-sale during the quarter.

(2)

Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.  Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

(3)

Net impact of Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CARDS - Page 2 (In millions of dollars)

										4Q07 vs.
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/
		2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)

SUPPLEMENTAL DISCLOSURE - Managed Basis (1):
EOP Open Accounts (in millions)		131.1	144.4	151.1	153.2	150.0	147.5	146.4	149.1	(3)%
Purchase Sales (in billions of dollars) (2)		$68.4	$77.9	$77.0	$81.0	$72.4	$82.2	$81.6	$87.8	8%

Managed Average Yield (3)	Bankcards	12.85%	12.52%	12.61%	12.82%	13.00%	12.93%	13.19%	12.78%
	Private Label	19.55%	19.02%	19.14%	18.63%	18.51%	18.62%	18.73%	17.85%
	Total	14.16%	13.83%	14.00%	14.09%	14.22%	14.19%	14.44%	13.93%

Managed Net Interest Revenue	Bankcards	$2,471	$2,292	$2,332	$2,364	$2,248	$2,272	$2,379	$2,377	1%
(in millions of dollars) (4)	Private Label	1,076	1,112	1,312	1,296	1,223	1,286	1,348	1,328	2%
	Total	$3,547	$3,404	$3,644	$3,660	$3,471	$3,558	$3,727	$3,705	1%

Managed Net Interest Revenue as	Bankcards	9.09%	8.33%	8.37%	8.59%	8.40%	8.49%	8.71%	8.41%
a% of Average Managed Loans	Private Label	16.22%	16.04%	17.35%	16.80%	16.10%	16.80%	16.87%	16.11%
	Total	10.48%	9.89%	10.28%	10.39%	10.11%	10.33%	10.55%	10.15%

Managed Net Credit Margin	Bankcards	$2,146	$1,942	$1,904	$1,994	$1,878	$1,846	$2,047	$2,075	4%
(in millions of dollars) (5)	Private Label	617	669	792	855	716	736	826	784	(8)%
	Total	$2,763	$2,611	$2,696	$2,849	$2,594	$2,582	$2,873	$2,859	—

Managed Net Credit Margin as	Bankcards	7.88%	7.06%	6.83%	7.24%	7.03%	6.89%	7.49%	7.34%
a% of Average Managed Loans	Private Label	9.30%	9.65%	10.47%	11.09%	9.43%	9.62%	10.34%	9.51%
	Total	8.16%	7.58%	7.61%	8.09%	7.56%	7.50%	8.14%	7.83%

Managed Net Credit Losses	Bankcards	$948	$1,040	$1,124	$1,116	$1,143	$1,138	$1,134	$1,314	18%
(in millions of dollars)	Private Label	373	376	384	417	446	427	453	552	32%
	Total	$1,321	$1,416	$1,508	$1,533	$1,589	$1,565	$1,589	$1,866	22%

Coincident Managed Net	Bankcards	3.49%	3.78%	4.03%	4.05%	4.27%	4.25%	4.15%	4.65%
Credit Loss Ratio:	Private Label	5.62%	5.42%	5.08%	5.41%	5.87%	5.58%	5.49%	6.70%
	Total	3.90%	4.11%	4.26%	4.35%	4.63%	4.55%	4.53%	5.11%
12 Month Lagged Managed Net Credit Loss Ratio		3.83%	4.20%	4.45%	4.46%	4.70%	4.55%	4.44%	5.30%

Managed Loans 90+Days Past Due	Bankcards	$1,536	$1,530	$1,580	$1,619	$1,520	$1,449	$1,572	$1,871	16%
	Private Label	825	705	675	715	642	605	688	786	10%
	Total	$2,361	$2,235	$2,255	$2,334	$2,162	$2,054	$2,260	$2,657	14%

% of EOP Managed Loans	Bankcards	1.40%	1.37%	1.43%	1.45%	1.42%	1.33%	1.43%	1.61%
	Private Label	3.15%	2.40%	2.21%	2.21%	2.13%	1.94%	2.16%	2.28%
	Total	1.74%	1.58%	1.60%	1.62%	1.57%	1.47%	1.59%	1.76%

(1)

Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.  Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

(2)	Purchase Sales represents customers’ purchased sales plus cash advances.
(3)	Gross interest revenue earned divided by average managed loans.
(4)	Includes certain fees that are recorded as interest revenue.
(5)	Total Revenues, net of Interest Expense, less Net Credit Losses.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. RETAIL DISTRIBUTION - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**    Revenues grew 12%, driven by higher average loans and deposits, up 23% and 8%, respectively, and gains on asset sales.  Volume growth was partially offset by lower net interest margins, reflecting a shift in customer deposits to higher cost Direct Bank and time deposit balances.

**    Expenses increased 6% due to investment in new branches and higher customer activity.  During the quarter, 48 new Citibank branches and 31 new consumer finance branches were opened.

**    Credit costs increased substantially, driven by higher net credit losses and a $376 million pre-tax charge to increase loan loss reserves.  Higher credit costs reflected a weakening of leading credit indicators, including higher delinquencies in unsecured personal loans and sales finance, trends in the macroeconomic environment, and portfolio growth.  The net credit loss ratio increased 45 basis points to 3.33%, reflecting increased bankruptcy filings.

**    The net income decline was driven by significantly higher credit costs.

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

Net Interest Revenue	$1,451	$1,497	$1,521	$1,511	$1,529	$1,602	$1,646	$1,723	14%	$5,980	$6,500	9%
Non-Interest Revenue	845	1,002	861	896	897	943	893	976	9%	3,604	3,709	3%
Total Revenues, Net of Interest Expense	2,296	2,499	2,382	2,407	2,426	2,545	2,539	2,699	12%	9,584	10,209	7%
Total Operating Expenses	1,221	1,200	1,201	1,256	1,323	1,340	1,314	1,327	6%	4,878	5,304	9%
Net Credit Losses	279	288	282	337	335	360	388	479	42%	1,186	1,562	32%
Credit Reserve Build / (Release)	(55)	(31)	(29)	(59)	(1)	—	299	376	NM	(174)	674	NM
Provision for Benefits & Claims	163	168	193	162	188	157	167	177	9%	686	689	—
Provision for Loan Losses and for Benefits and Claims	387	425	446	440	522	517	854	1,032	NM	1,698	2,925	72%
Income Before Taxes	688	874	735	711	581	688	371	340	(52)%	3,008	1,980	(34)%
Income Taxes	173	306	254	248	193	235	114	95	(62)%	981	637	(35)%
Net Income	$515	$568	$481	$463	$388	$453	$257	$245	(47)%	$2,027	$1,343	(34)%
Average Assets (in billions of dollars)	$66	$69	$70	$72	$74	$77	$80	$84	17%	$69	$79	14%
Return on Assets	3.16%	3.30%	2.73%	2.55%	2.13%	2.36%	1.27%	1.16%		2.94%	1.70%
Average Risk Capital	$3,459	$3,520	$3,591	$3,638	$3,414	$3,705	$3,791	$3,754	3%	$3,552	$3,666	3%
Return on Risk Capital	60%	65%	53%	50%	46%	49%	27%	26%		57%	37%
Return on Invested Capital	23%	24%	21%	20%	18%	19%	11%	11%		22%	15%

Revenues by Business:
Citibank Branches	$737	$904	$765	$743	$781	$877	$842	$936	26%	$3,149	$3,436	9%
CitiFinancial Branches	1,008	1,037	1,052	1,098	1,064	1,105	1,141	1,185	8%	4,195	4,495	7%
Primerica Financial Services	551	558	565	566	581	563	556	578	2%	2,240	2,278	2%
Total Revenues, Net of Interest Expense	$2,296	$2,499	$2,382	$2,407	$2,426	$2,545	$2,539	$2,699	12%	$9,584	$10,209	7%

Net Income by Business:
Citibank Branches	$100	$165	$79	$36	$42	$90	$62	$89	NM	$380	$283	(26)%
CitiFinancial Branches	265	264	270	278	215	226	62	13	(95)%	1,077	516	(52)%
Primerica Financial Services	150	139	132	149	131	137	133	143	(4)%	570	544	(5)%
Total Net Income	$515	$568	$481	$463	$388	$453	$257	$245	(47)%	$2,027	$1,343	(34)%

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. RETAIL DISTRIBUTION - Page 2

										4Q07 vs.
		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/
		2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)

KEY INDICATORS:

Average Loans	Citibank Branches	$9.4	$9.8	$10.5	$10.9	$11.3	$12.9	$14.2	$15.3	40%
(in billions of dollars)	CitiFinancial Branches	33.1	33.8	34.7	35.5	36.3	37.6	39.4	41.7	17%
	Total	$42.5	$43.6	$45.2	$46.4	$47.6	$50.5	$53.6	$57.0	23%

Average Loans by Product	Real estate secured loans	$22.3	$23.0	$23.7	$24.3	$25.0	$27.3	$29.0	$30.2	24%
(in billions of dollars)	Personal loans	15.2	15.5	16.2	16.7	17.1	17.8	19.1	20.6	23%
	Sales finance and other	5.0	5.1	5.3	5.4	5.5	5.4	5.5	6.2	15%
	Total	$42.5	$43.6	$45.2	$46.4	$47.6	$50.5	$53.6	$57.0	23%

Net Interest Revenue	Citibank Branches	$501	$505	$508	$479	$517	$564	$571	$606	27%
(in millions of dollars)	CitiFinancial Branches	891	933	950	972	960	990	1,031	1,072	10%
	Primerica Financial Services	59	59	63	60	52	48	44	45	(25)%
	Total	$1,451	$1,497	$1,521	$1,511	$1,529	$1,602	$1,646	$1,723	14%

Net Credit Loss Ratio		2.66%	2.65%	2.48%	2.88%	2.85%	2.86%	2.87%	3.33%

Loans 90+ Days Past Due (in millions of dollars)		$740	$717	$780	$834	$847	$830	$991	$1,146	37%
% of EOP Loans		1.73%	1.62%	1.69%	1.73%	1.75%	1.60%	1.79%	1.97%

Number of Branches:	Citibank	906	892	931	972	993	1,001	1,015	1,046	8%
	CitiFinancial	2,299	2,361	2,422	2,469	2,495	2,432	2,467	2,499	1%
	Total	3,205	3,253	3,353	3,441	3,488	3,433	3,482	3,545	3%

Total EOP Accounts (in millions)	Citibank Branches (1)	10.7	10.9	11.1	11.4	12.2	10.8	11.1	11.2	(2)%
	CitiFinancial Branches	5.3	5.4	5.5	5.6	5.5	5.6	5.8	5.9	5%
	Primerica Financial Services	4.9	4.9	5.0	4.8	5.0	5.0	5.1	5.0	4%
	Total (1)	20.9	21.2	21.6	21.8	22.7	21.4	22.0	22.1	1%

Citibank Branches - Average Balances (in billions of dollars)
Checking, Savings & Money Market Deposits		$64.1	$64.1	$64.7	$66.2	$72.3	$74.1	$73.4	$73.0	10%
Time Deposits, CDs and Other		16.2	17.9	22.5	27.1	25.9	24.3	26.1	27.7	2%
Total Deposits		$80.3	$82.0	$87.2	$93.3	$98.2	$98.4	$99.5	$100.7	8%

Checking Accounts (in millions)		3.6	3.6	3.8	3.9	3.9	4.0	4.1	4.1	5%

Primerica Financial Services:
Life Insurance in Force (in billions of dollars)		$583.9	$596.4	$602.8	$605.5	$614.0	$623.5	$638.0	$638.0	5%
Loan Volumes (in millions of dollars)		$1,087.0	$1,104.0	$917.0	$1,026.2	$964.2	$1,194.9	$1,137.6	$1,172.4	14%
Mutual Fund Sales at NAV (in millions of dollars)		$971	$951	$824	$867	$1,039	$1,006	$896	$913	5%
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)		$388	$362	$345	$346	$452	$383	$396	$424	23%
Investment AUMs (EOP) (in billions of dollars)		$31.2	$31.3	$32.5	$34.4	$34.9	$37.0	$37.9	$37.5	9%

(1)  During the second quarter of 2007, Retail Distribution transferred approximately 1 million accounts to Smith Barney related to the consolidation of Citicorp Investment Services into Smith Barney.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CONSUMER LENDING - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**    Revenues increased 19%, primarily driven by higher net servicing revenues, increased gains on sale of loans and securities, and 11% growth in average loans.  Higher net servicing revenues were driven by a 68% increase in mortgage servicing assets.  Results include the acquisition of ABN AMRO Mortgage Group in March 2007.

**    Real estate loan originations declined 16% reflecting modified loan approval criteria and a significant curtailment of activity with third-party loan originators.

**    Expenses grew 34%, primarily driven by the acquisition of the ABN AMRO business, increased business volumes, and higher staffing costs related to collections.

**    Credit costs increased substantially, driven by higher net credit losses and a $2.42 billion pre-tax charge to increase loan loss reserves.  Higher credit costs were primarily driven by a weakening of leading credit indicators, including higher delinquencies in 1st and 2nd mortgages and auto loans.  Credit costs increased also due to trends in the macro-economic environment, including the housing market downturn.

**    The net loss reflected higher credit costs and expenses.

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

Net Interest Revenue	$1,207	$1,214	$1,185	$1,235	$1,350	$1,389	$1,376	$1,318	7%	$4,841	$5,433	12%
Non-Interest Revenue	53	93	296	236	201	217	172	436	85%	678	1,026	51%
Total Revenues, Net of Interest Expense	1,260	1,307	1,481	1,471	1,551	1,606	1,548	1,754	19%	5,519	6,459	17%
Total Operating Expenses	453	444	450	466	491	557	616	626	34%	1,813	2,290	26%
Net Credit Losses	176	160	193	258	286	289	417	654	NM	787	1,646	NM
Credit Reserve Build / (Release)	(31)	(75)	(8)	(13)	217	39	854	2,416	NM	(127)	3,526	NM
Provision for Benefits & Claims	(2)	1	1	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	143	86	186	245	503	328	1,271	3,070	NM	660	5,172	NM
Income (Loss) Before Taxes and Minority Interest	664	777	845	760	557	721	(339)	(1,942)	NM	3,046	(1,003)	NM
Income Taxes (Benefits)	218	287	308	263	190	266	(117)	(752)	NM	1,076	(413)	NM
Minority Interest, Net of Tax	9	20	16	13	8	14	5	9	(31)%	58	36	(38)%
Net Income (Loss)	$437	$470	$521	$484	$359	$441	$(227)	$(1,199)	NM	$1,912	$(626)	NM
Average Assets (in billions of dollars)	$209	$221	$244	$291	$313	$324	$305	$285	(2)%	$241	$307	27%
Return on Assets	0.85%	0.85%	0.85%	0.66%	0.47%	0.55%	(0.30)%	(1.67)%		0.79%	(0.20)%
Average Risk Capital	$3,732	$3,451	$3,770	$4,766	$6,256	$6,618	$5,657	$5,047	6%	$3,930	$5,895	50%
Return on Risk Capital	47%	55%	55%	40%	23%	27%	(16)%	(94)%		49%	(11)%
Return on Invested Capital	27%	30%	31%	25%	16%	18%	(11)%	(59)%		28%	(7)%

Revenues by Business:
Real Estate Lending	$843	$793	$1,000	$984	$1,090	$1,092	$1,076	$1,239	26%	$3,620	$4,497	24%
Student Loans	117	202	163	150	112	149	90	129	(14)%	632	480	(24)%
Auto	300	312	318	337	349	365	382	386	15%	1,267	1,482	17%
Total Revenues, Net of Interest Expense	$1,260	$1,307	$1,481	$1,471	$1,551	$1,606	$1,548	$1,754	19%	$5,519	$6,459	17%

Net Income (Loss) by Business:
Real Estate Lending	$328	$297	$389	$387	$297	$298	$(245)	$(1,220)	NM	$1,401	$(870)	NM
Student Loans	38	75	58	49	29	47	10	28	(43)%	220	114	(48)%
Auto	71	98	74	48	33	96	8	(7)	NM	291	130	(55)%
Total Net Income (Loss)	$437	$470	$521	$484	$359	$441	$(227)	$(1,199)	NM	$1,912	$(626)	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. CONSUMER LENDING - Page 2

									4Q07 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)

KEY INDICATORS:

Real Estate Lending - Balances (in billions of dollars):
Average Loans	$149.6	$159.1	$163.5	$171.1	$177.5	$183.3	$185.4	$189.3	11%
Originations	$32.4	$38.6	$35.8	$35.3	$39.6	$46.2	$36.6	$29.5	(16)%
Third Party Mortgage Servicing Portfolio (EOP)	$307.4	$324.9	$353.2	$357.8	$580.2	$585.3	$575.1	$599.6	68%
Net Servicing & Gain/(Loss) on Sale - (in millions of dollars)	$10.5	$(11.7)	$74.4	$27.1	$51.9	$129.6	$163.7	$340.4	NM

Net Interest Revenue - (in millions of dollars)	$812	$804	$788	$825	$930	$948	$931	$866	5%
NIR as a% of Average Loans	2.13%	1.95%	1.80%	1.72%	1.89%	1.83%	1.78%	1.78%
(excluding NIR for MBS & Warehouse Loans)

Net Credit Loss Ratio	0.19%	0.19%	0.19%	0.23%	0.33%	0.40%	0.56%	0.91%

Loans 90+Days Past Due – (in millions of dollars)	$1,605	$1,524	$1,692	$1,930	$2,025	$2,527	$3,404	$4,348	NM
% of EOP Loans	1.03%	0.94%	1.02%	1.11%	1.13%	1.38%	1.81%	2.31%

Student Loans - Balances (in billions of dollars):
Average Loans	$24.7	$24.7	$23.2	$21.9	$22.5	$20.9	$21.2	$22.0	—
Originations	$2.9	$1.9	$4.1	$2.1	$2.8	$1.3	$3.1	$1.5	(29)%

Net Interest Revenue - (in millions of dollars)	$104	$106	$88	$83	$85	$89	$87	$82	(1)%
NIR as a% of Average Loans	1.71%	1.72%	1.50%	1.50%	1.53%	1.71%	1.63%	1.48%

Net Credit Loss Ratio	0.03%	0.08%	0.10%	0.09%	0.07%	0.12%	0.16%	0.21%

Loans 90+Days Past Due – (in millions of dollars)	$729	$747	$726	$775	$879	$806	$776	$721	(7)%
% of EOP Loans	2.95%	3.26%	3.34%	3.56%	4.19%	4.01%	3.68%	3.23%

Auto - (in billions of dollars):
Average Loans	$12.8	$13.5	$14.3	$15.5	$16.6	$18.2	$19.1	$20.1	30%
Originations	$2.0	$2.0	$2.4	$2.7	$3.1	$2.8	$2.6	$3.1	15%

Net Interest Revenue - (in millions of dollars)	$291	$304	$309	$327	$335	$352	$358	$370	13%
NIR as a% of Average Loans	9.22%	9.03%	8.57%	8.37%	8.18%	7.76%	7.44%	7.30%

Net Credit Margin (NCM) - (in millions of dollars)	$196	$231	$207	$184	$210	$264	$235	$177	(4)%
NCM as a% of Average Loans	6.21%	6.86%	5.74%	4.71%	5.13%	5.82%	4.88%	3.49%

Net Credit Loss Ratio	3.29%	2.44%	3.08%	3.92%	3.40%	2.23%	3.06%	4.11%

Loans 90+Days Past Due – (in millions of dollars)	$77	$85	$138	$165	$122	$175	$246	$285	73%
% of EOP Loans	0.58%	0.61%	0.93%	1.02%	0.69%	0.94%	1.26%	1.37%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER U.S. COMMERCIAL BUSINESS (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com

**    Revenues declined as increased average loan and deposit balances, up 10% and 18%, respectively, were offset by lower net interest margins.  The revenue decline also reflects business divestitures during 2007 and an increase in the mix of tax-advantaged revenues.

**    Credit costs increased due to higher expected losses on specific loans and trends in the macro-economic environment.

**    Net income declined as lower revenues and higher credit costs offset increased tax benefits.

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

Net Interest Revenue	$287	$311	$295	$306	$275	$257	$261	$237	(23)%	$1,199	$1,030	(14)%
Non-Interest Revenue	183	205	194	202	168	189	98	164	(19)%	784	619	(21)%
Total Revenues, Net of Interest Expense	470	516	489	508	443	446	359	401	(21)%	1,983	1,649	(17)%
Total Operating Expenses	363	353	328	346	330	295	277	287	(17)%	1,390	1,189	(14)%
Net Credit Losses	14	12	8	23	19	33	13	18	(18)%	57	83	46%
Credit Reserve Build / (Release)	(38)	(8)	(38)	(18)	10	(18)	9	20	NM	(102)	21	NM
Total Provision for Loan Losses	(24)	4	(30)	5	29	15	22	38	NM	(45)	104	NM
Income Before Taxes	131	159	191	157	84	136	60	76	(52)%	638	356	(44)%
Income Taxes	5	21	40	11	(37)	(15)	(62)	(48)	NM	77	(162)	NM
Net Income	$126	$138	$151	$146	$121	$151	$122	$124	(15)%	$561	$518	(8)%
Average Assets (in billions of dollars)	$41	$42	$44	$47	$49	$49	$50	$52	11%	$44	$50	14%
Return on Assets	1.25%	1.32%	1.36%	1.23%	1.00%	1.24%	0.97%	0.95%		1.28%	1.04%
Average Risk Capital	$2,315	$2,235	$2,323	$2,452	$2,684	$2,633	$2,559	$2,581	5%	$2,331	$2,614	12%
Return on Risk Capital	22%	25%	26%	24%	18%	23%	19%	19%		24%	20%
Return on Invested Capital	11%	12%	13%	12%	10%	12%	10%	10%		12%	11%

Total Revenues, Tax Equivalent Basis (1)	$535	$582	$539	$578	$545	$565	$500	$536	(7)%

KEY INDICATORS (in billions of dollars):

Total Deposits	$18.8	$18.8	$18.3	$19.8	$21.0	$22.5	$23.4	$23.3	18%

Commercial Real Estate	$16.1	$16.7	$16.8	$17.3	$17.8	$18.2	$19.3	$20.4	18%
Equipment Finance	14.1	14.4	14.6	14.8	15.0	14.3	14.5	14.5	(2)%
Other	3.3	3.3	3.4	3.6	3.7	4.0	4.2	4.6	28%
Average Loans	$33.5	$34.4	$34.8	$35.7	$36.5	$36.5	$38.0	$39.5	11%
Average Loans - Liquidating	0.4	0.3	0.2	0.1	0.1	0.1	—	—	(100)%
Average Loans - Total	$33.9	$34.7	$35.0	$35.8	$36.6	$36.6	$38.0	$39.5	10%
Operating Leases	1.8	1.8	1.8	1.9	1.9	1.7	1.6	1.7	(11)%
Total Average Earning Assets	$35.7	$36.5	$36.8	$37.7	$38.5	$38.3	$39.6	$41.2	9%

Net Credit Loss Ratio	0.17%	0.14%	0.09%	0.25%	0.21%	0.36%	0.14%	0.19%

Loans 90+Days Past Due - (in millions of dollars)	$151	$189	$191	$149	$195	$140	$166	$179	20%
% of EOP Loans	0.44%	0.53%	0.54%	0.41%	0.52%	0.37%	0.43%	0.46%

(1)  Includes tax-equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) relating to income tax credits arising from affordable housing investments and for tax-exempt income from municipal bond investments.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CARDS - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**    Revenues grew 59%, primarily driven by higher purchase sales and average loans, up 37% and 53%, respectively, and a $448 million pre-tax gain on Visa, Inc shares.  Excluding the gain, revenues increased 32%.  Loan balances grew at a double-digit pace in all regions.  Results include the impact of recent acquisitions.

**    Expenses increased 31% driven by increased business volumes and the impact of recent acquisitions.

**    Credit costs increased 9% as a decline in net credit losses was offset by an increase in loan loss reserves.  Net credit losses declined as higher losses in Mexico and portfolio growth were offset by the impact of recent acquisitions.  A charge of $149 million pre-tax to increase loan loss reserves primarily reflected portfolio growth.

**    Net income more than doubled, driven by strong volume growth and the gain on Visa, Inc. shares.  Excluding the Visa gain, net income increased 68%.

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

Net Interest Revenue	$773	$912	$964	$1,068	$1,121	$1,488	$1,588	$1,596	49%	$3,717	$5,793	56%
Non-Interest Revenue	507	598	555	582	618	525	1,264	1,028	77%	2,242	3,435	53%
Total Revenues, Net of Interest Expense	1,280	1,510	1,519	1,650	1,739	2,013	2,852	2,624	59%	5,959	9,228	55%
Total Operating Expenses	617	714	740	837	819	933	1,010	1,098	31%	2,908	3,860	33%
Net Credit Losses	218	333	347	402	384	397	594	386	(4)%	1,300	1,761	35%
Specific and Unallocated Credit Reserve Build / (Release)	94	26	59	87	22	201	334	149	71%	266	706	NM
Total Provision for Loan Losses	312	359	406	489	406	598	928	535	9%	1,566	2,467	58%
Income Before Taxes and Minority Interest	351	437	373	324	514	482	914	991	NM	1,485	2,901	95%
Income Taxes and Minority Interest	60	109	86	93	126	131	267	313	NM	348	837	NM
Net Income	$291	$328	$287	$231	$388	$351	$647	$678	NM	$1,137	$2,064	82%
Average Assets (in billions of dollars)	$28	$30	$32	$34	$38	$45	$50	$53	56%	$31	$47	52%
Return on Assets	4.21%	4.39%	3.56%	2.70%	4.14%	3.13%	5.13%	5.08%		3.67%	4.39%
Average Risk Capital	$2,073	$2,202	$2,185	$2,301	$2,537	$2,927	$3,300	$3,562	55%	$2,190	$3,082	41%
Return on Risk Capital	57%	60%	52%	40%	62%	48%	78%	76%		52%	67%
Return on Invested Capital	27%	29%	24%	18%	26%	22%	35%	36%		24%	31%
Revenues by Region:
Mexico	$405	$443	$465	$513	$530	$558	$566	$720	40%	$1,826	$2,374	30%
EMEA	294	327	328	353	375	505	597	599	70%	1,302	2,076	59%
Japan	70	74	72	72	62	67	67	73	1%	288	269	(7)%
Asia (excluding Japan)	415	428	402	429	446	461	468	743	73%	1,674	2,118	27%
Latin America	96	238	252	283	326	422	1,154	489	73%	869	2,391	NM
Total	$1,280	$1,510	$1,519	$1,650	$1,739	$2,013	$2,852	$2,624	59%	$5,959	$9,228	55%
Net Income by Region:
Mexico	$149	$147	$133	$84	$169	$155	$94	$187	NM	$513	$605	18%
EMEA	32	43	55	19	46	55	40	184	NM	149	325	NM
Japan	21	13	13	16	9	13	10	11	(31)%	63	43	(32)%
Asia (excluding Japan)	54	56	73	82	98	98	33	231	NM	265	460	74%
Latin America	35	69	13	30	66	30	470	65	NM	147	631	NM
Total	$291	$328	$287	$231	$388	$351	$647	$678	NM	$1,137	$2,064	82%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CARDS - Page 2

									4Q07 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)

KEY INDICATORS (in billions of dollars)

Average Yield	18.61%	19.03%	19.20%	19.52%	19.58%	19.52%	18.98%	18.09%

Net Interest Revenue as a% of Average Loans	12.90%	14.02%	13.91%	14.31%	14.57%	15.83%	15.04%	14.01%

Net Credit Margin (in millions of dollars) (1)	$1,062	$1,177	$1,172	$1,248	$1,355	$1,616	$2,258	$2,238	79%
% of Average Loans	17.72%	18.09%	16.91%	16.73%	17.61%	17.19%	21.38%	19.64%

End of Period Loans	$24.1	$26.8	$28.1	$31.0	$32.2	$40.9	$43.4	$46.5	50%
EOP Open Accounts (in millions)	26.7	30.1	30.6	30.9	31.7	34.7	35.6	37.3	21%
Purchase Sales (2)	$17.4	$19.7	$20.5	$23.0	$21.7	$25.8	$28.0	$31.6	37%

Average Loans:
Mexico	$5.5	$5.6	$6.0	$6.6	$6.8	$7.3	$7.5	$7.9	20%
EMEA	6.1	6.5	6.7	7.4	7.8	12.1	14.8	15.8	NM
Japan	1.3	1.4	1.4	1.4	1.4	1.4	1.5	1.6	14%
Asia (excluding Japan)	10.4	10.7	10.9	11.5	11.9	12.5	13.3	14.3	24%
Latin America	1.0	1.9	2.5	2.7	3.3	4.4	4.8	5.6	NM
Total	$24.3	$26.1	$27.5	$29.6	$31.2	$37.7	$41.9	$45.2	53%

Coincident Net Credit Loss Ratio	3.64%	5.12%	5.01%	5.39%	4.99%	4.22%	5.62%	3.39%
12 Month Lagged Net Credit Loss Ratio	4.13%	6.02%	6.06%	6.82%	6.41%	6.10%	8.57%	5.17%

Loans 90+Days Past Due (in millions of dollars)	$535	$643	$723	$709	$736	$950	$964	$1,041	47%
% of EOP Loans	2.22%	2.40%	2.57%	2.29%	2.29%	2.32%	2.22%	2.24%

(1)	Total Revenues, net of Interest Expense, less Net Credit Losses.
(2)	Purchase Sales represents customers’ purchased sales plus cash advances.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CONSUMER FINANCE Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release,

as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**    In Japan, revenues and net income increased primarily due to the absence of $755 million pre-tax charge recorded in the prior-year period.  The current period results include a $188 million pre-tax charge to increase reserves for estimated losses due to customer settlements.  Results also reflect a decline in receivables balances and an increase in the net credit loss ratio.  Financial results reflected recent adverse changes in the operating environment and the impact of consumer lending laws passed in the fourth quarter 2006.

**    Outside of Japan, revenues increased 15%, driven by average loan growth of 21%.  Net income declined as revenue growth was offset by an increase in net credit losses due to portfolio growth and an increase in the net credit loss ratio in India and Mexico.  Higher credit costs also reflect the impact of repositioning the U.K. business.  The net credit loss ratio increased 86 basis points to 3.78%.

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

Net Interest Revenue	$921	$971	$962	$295	$838	$793	$743	$613	NM	$3,149	$2,987	(5)%
Non-Interest Revenue	41	38	36	54	52	50	39	54	—	169	195	15%

Total Revenues, Net of Interest Expense	962	1,009	998	349	890	843	782	667	91%	3,318	3,182	(4)%
Total Operating Expenses	419	427	406	498	407	398	565	420	(16)%	1,750	1,790	2%
Net Credit Losses	319	323	389	380	430	437	481	491	29%	1,411	1,839	30%
Credit Reserve Build / (Release)	(16)	17	135	25	26	30	252	71	NM	161	379	NM
Provision for Benefits & Claims	1	—	(1)	1	—	—	—	—	(100)%	1	—	(100)%
Provision for Loan Losses and for Benefits and Claims	304	340	523	406	456	467	733	562	38%	1,573	2,218	41%
Income Before Taxes (Benefits)	239	242	69	(555)	27	(22)	(516)	(315)	43%	(5)	(826)	NM
Income Taxes (Benefits)	71	69	19	(204)	2	(16)	(196)	(108)	47%	(45)	(318)	NM
Net Income (Loss)	$168	$173	$50	$(351)	$25	$(6)	$(320)	$(207)	41%	$40	$(508)	NM
Average Assets (in billions of dollars)	$26	$27	$28	$29	$29	$29	$29	$30	3%	$28	$29	4%
Return on Assets	2.62%	2.57%	0.71%	(4.80)%	0.35%	(0.08)%	(4.38)%	(2.74)%		0.14%	(1.75)%
Average Risk Capital	$1,165	$1,042	$1,093	$1,156	$1,187	$1,156	$1,109	$1,093	(5)%	$1,114	$1,136	2%
Return on Risk Capital	58%	67%	18%	(120)%	9%	(2)%	(114)%	(75)%		4%	(45)%
Return on Invested Capital	19%	20%	6%	(30)%	3%	(1)%	(39)%	(25)%		1%	(14)%

Revenues by Region:
Mexico	$53	$55	$62	$66	$70	$71	$73	$73	11%	$236	$287	22%
EMEA	184	193	191	203	203	209	212	206	1%	771	830	8%
Asia (excluding Japan)	98	108	120	136	140	155	166	174	28%	462	635	37%
Latin America	36	38	38	43	43	50	50	60	40%	155	203	31%
sub-total	371	394	411	448	456	485	501	513	15%	1,624	1,955	20%
Japan	591	615	587	(99)	434	358	281	154	NM	1,694	1,227	(28)%
Total	$962	$1,009	$998	$349	$890	$843	$782	$667	91%	$3,318	$3,182	(4)%

Net Income (Loss) by Region:
Mexico	$10	$11	$12	$8	$10	$8	$—	$1	(88)%	$41	$19	(54)%
EMEA	7	15	(13)	(5)	(3)	4	(19)	(34)	NM	4	(52)	NM
Asia (excluding Japan)	16	12	15	16	13	16	(6)	(9)	NM	59	14	(76)%
Latin America	—	1	(1)	(2)	(4)	(1)	(7)	3	NM	(2)	(9)	NM
sub-total	33	39	13	17	16	27	(32)	(39)	NM	102	(28)	NM
Japan	135	134	37	(368)	9	(33)	(288)	(168)	54%	(62)	(480)	NM
Total	$168	$173	$50	$(351)	$25	$(6)	$(320)	$(207)	41%	$40	$(508)	NM

Japan Consumer Finance:
Total Revenues, Net of Interest Expense	$591	$615	$587	$(99)	$434	$358	$281	$154	NM	1,694	1,227	(28)%
Total Operating Expenses	178	171	151	213	126	102	251	97	(54)%	713	576	(19)%
Net Credit Losses	216	247	388	267	307	316	486	314	18%	1,118	1,423	27%
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses	216	247	388	267	307	316	486	314	18%	1,118	1,423	27%
Income Before Taxes (Benefits)	197	197	48	(579)	1	(60)	(456)	(257)	56%	(137)	(772)	NM
Income Taxes (Benefits)	62	63	11	(211)	(8)	(27)	(168)	(89)	58%	(75)	(292)	NM
Net Income (Loss)	$135	$134	$37	$(368)	$9	$(33)	$(288)	$(168)	54%	$(62)	$(480)	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL CONSUMER FINANCE - Page 2

									4Q07 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)

KEY INDICATORS:
Average Loans by Product (in billions of dollars):
Real estate secured loans	$8.1	$8.5	$8.6	$8.9	$9.1	$9.1	$9.3	$9.9	11%
Personal loans	13.3	14.3	14.6	15.0	15.0	15.3	15.8	16.3	9%
Auto	0.3	0.3	0.2	0.2	0.1	0.1	0.1	0.1	(50)%
Sales finance and other	0.7	0.7	0.8	0.8	0.8	0.8	0.7	0.8	—
Total	$22.4	$23.8	$24.2	$24.9	$25.0	$25.3	$25.9	$27.1	9%

Average Loans by Region (in billions of dollars):
Mexico	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	0%
EMEA	9.6	10.4	10.5	10.9	11.0	11.2	11.4	12.1	11%
Asia (excluding Japan)	2.3	2.6	2.9	3.4	3.8	4.3	4.7	5.2	53%
Latin America	0.6	0.6	0.7	0.7	0.8	0.9	0.9	0.9	29%
sub-total	12.8	13.9	14.5	15.4	16.0	16.8	17.4	18.6	21%
Japan	9.6	9.9	9.7	9.5	9.0	8.5	8.5	8.5	(11)%
Total	$22.4	$23.8	$24.2	$24.9	$25.0	$25.3	$25.9	$27.1	9%

Average Yield	19.06%	18.88%	18.49%	7.82%	17.08%	16.49%	15.38%	13.44%

Net Interest Revenue as a% of Average Loans	16.67%	16.36%	15.77%	4.70%	13.59%	12.57%	11.38%	8.97%

Net Credit Margin (NCM) - (in millions of dollars)	$643	$686	$609	$(31)	$460	$406	$301	$176	NM
NCM as a% of Average Loans	11.64%	11.56%	9.98%	(0.49)%	7.46%	6.44%	4.61%	2.58%

Net Credit Loss Ratio	5.78%	5.44%	6.38%	6.05%	6.98%	6.93%	7.37%	7.19%
Net Credit Loss Ratio - Japan	9.12%	9.74%	11.26%	11.15%	13.56%	14.25%	15.12%	14.66%
Net Credit Loss Ratio - (excluding Japan)	3.27%	2.36%	3.10%	2.92%	3.24%	3.21%	3.58%	3.78%

Loans 90+ Days Past Due - (in millions of dollars)	$437	$519	$575	$608	$592	$612	$609	$529	(13)%
% of EOP Loans	1.93%	2.16%	2.37%	2.43%	2.34%	2.43%	2.30%	2.02%

Number of Sales Points:

Mexico Branches	288	312	349	394	419	424	426	426	8%
EMEA Branches	306	326	339	354	306	308	310	317	(10)%
Asia (excluding Japan) Branches	489	547	582	641	640	641	643	662	3%
Latin America Branches	180	188	213	255	253	248	248	245	(4)%
sub-total	1,263	1,373	1,483	1,644	1,618	1,621	1,627	1,650	—
Japan Branches	325	324	324	135	51	51	51	51	(62)%
Japan Automated Loan Machines (ALMs)	731	809	809	809	708	708	706	530	(34)%
Total Japan	1,056	1,133	1,133	944	759	759	757	581	(38)%

Total	2,319	2,506	2,616	2,588	2,377	2,380	2,384	2,231	(14)%

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL RETAIL BANKING - Page 1 (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

**    Revenues increased 31%, driven by increased deposits and loans, up 21% and 27%, respectively, and increased investment sales, up 24%.  Results also reflected a $313 million pre-tax gain on the sale of an ownership interest in Nikko Cordial’s Simplex Investment Advisors, and a $59 million pre-tax gain on Visa, Inc. shares.  Average loan balances grew at a double-digit pace in EMEA, Asia, Latin America, and Mexico.  Results include the impact of recent acquisitions.

**    Expenses grew 22%, reflecting increased business volumes and acquisitions.  During the quarter, 152 new branches were opened or acquired.

**    Higher credit costs reflected increased net credit losses primarily due to the impact of recent acquisitions. Excluding the impact of acquisitions, the net credit loss ratio was approximately even with the prior year period.

**    Net income grew 17%, driven by the Simplex and Visa gains, and higher business volumes.  The net income growth rate also reflected the absence of a gain on sale of Avantel in Mexico recorded in the prior-year period, as well as lower APB 23 tax benefits in Mexico.

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)

Net Interest Revenue	$1,439	$1,460	$1,519	$1,582	$1,530	$1,657	$1,741	$1,911	21%	$6,000	$6,839	14%
Non-Interest Revenue	1,028	1,095	1,031	1,364	1,229	1,373	1,484	1,953	43%	4,518	6,039	34%
Total Revenues, Net of Interest Expense	2,467	2,555	2,550	2,946	2,759	3,030	3,225	3,864	31%	10,518	12,878	22%
Total Operating Expenses	1,585	1,560	1,623	1,775	1,750	1,933	2,052	2,165	22%	6,543	7,900	21%
Net Credit Losses	184	191	141	221	238	168	262	383	73%	737	1,051	43%
Credit Reserve Build / (Release)	(77)	(105)	(93)	(12)	64	5	131	(3)	75%	(287)	197	NM
Provision for Benefits & Claims	44	37	55	54	52	27	47	44	(19)%	190	170	(11)%
Provision for Loan Losses and for Benefits and Claims	151	123	103	263	354	200	440	424	61%	640	1,418	NM
Income Before Taxes and Minority Interest	731	872	824	908	655	897	733	1,275	40%	3,335	3,560	7%
Income Taxes	53	156	123	159	115	213	164	309	94%	491	801	63%
Minority Interest, Net of Tax	1	2	—	1	—	13	17	92	NM	4	122	NM
Net Income	$677	$714	$701	$748	$540	$671	$552	$874	17%	$2,840	$2,637	(7)%
Average Assets (in billions of dollars)	$119	$120	$127	$131	$132	$148	$157	$165	26%	$124	$151	22%
Return on Assets	2.31%	2.39%	2.19%	2.27%	1.66%	1.82%	1.39%	2.10%		2.29%	1.75%
Average Risk Capital	$9,407	$9,481	$9,348	$9,641	$10,123	$11,295	$11,223	$10,932	13%	$9,470	$10,894	15%
Return on Risk Capital	29%	30%	30%	31%	22%	24%	20%	32%		30%	24%
Return on Invested Capital	15%	16%	15%	17%	13%	13%	11%	16%		17%	13%

Total Revenues, Net of Interest Expense:
Mexico	$691	$694	$711	$1,033	$777	$725	$765	$849	(18)%	$3,129	$3,116	-
EMEA	792	840	834	848	868	904	929	1,042	23%	3,314	3,743	13%
Japan	114	118	123	118	119	255	301	626	NM	473	1,301	NM
Asia (excluding Japan)	676	708	687	726	773	848	886	993	37%	2,797	3,500	25%
Latin America	194	195	195	221	222	298	344	354	60%	805	1,218	51%
Total	$2,467	$2,555	$2,550	$2,946	$2,759	$3,030	$3,225	$3,864	31%	$10,518	$12,878	22%

Net Income (Loss) by Region:
Mexico	$199	$217	$250	$385	$193	$197	$150	$223	(42)%	$1,051	$763	(27)%
EMEA	146	157	171	98	40	89	37	65	(34)%	572	231	(60)%
Japan	32	31	29	26	27	52	54	178	NM	118	311	NM
Asia (excluding Japan)	277	291	240	234	272	312	307	384	64%	1,042	1,275	22%
Latin America	23	18	11	5	8	21	4	24	NM	57	57	—
Total	$677	$714	$701	$748	$540	$671	$552	$874	17%	$2,840	$2,637	(7)%

KEY INDICATORS:

Net Credit Loss Ratio	1.21%	1.22%	0.87%	1.29%	1.38%	0.87%	1.28%	1.76%

Loans 90+Days Past Due (in millions of dollars)	$736	$680	$679	$667	$630	$658	$739	$783	17%
% of EOP Loans	1.21%	1.08%	1.04%	0.97%	0.88%	0.83%	0.89%	0.89%

Branches by Region:
Mexico	1,404	1,441	1,452	1,510	1,520	1,524	1,542	1,603	6%
EMEA	636	663	682	711	717	715	723	734	3%
Japan	25	25	25	25	25	25	30	30	20%
Asia (excluding Japan)	403	404	405	412	403	403	404	454	10%
Latin America	179	187	209	232	318	430	435	460	98%
Total	2,647	2,720	2,773	2,890	2,983	3,097	3,134	3,281	14%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER INTERNATIONAL RETAIL BANKING - Page 2

									4Q07 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)
KEY INDICATORS (Continued):
International - Balances (in billions of dollars)
Checking, Savings & Money Market Deposits	$76.8	$78.8	$77.6	$75.9	$77.2	$86.5	$90.7	$94.6	25%
Time Deposits, CDs and Other	67.7	67.8	70.8	74.5	77.0	81.9	85.0	87.2	17%
Total Average Deposits	$144.5	$146.6	$148.4	$150.4	$154.2	$168.4	$175.7	$181.8	21%
Investment Sales	$31.1	$31.8	$28.9	$28.8	$35.3	$37.7	$36.4	$35.8	24%
Investment AUMs (EOP)	$93.8	$95.4	$101.0	$107.7	$112.6	$121.6	$129.6	$133.4	24%
Other (primarily Retirement Services)	24.5	22.9	22.1	24.9	25.9	28.2	29.3	31.1	25%
Total AUMs	$118.3	$118.3	$123.1	$132.6	$138.5	$149.8	$158.9	$164.5	24%
Average Customer Deposits by Region (in billions of dollars):
Mexico	$25.9	$24.9	$25.7	$25.5	$25.0	$26.0	$25.7	$26.4	4%
EMEA	31.0	32.8	32.7	33.0	33.9	42.6	48.0	48.6	47%
Japan	20.8	21.1	20.9	21.0	20.9	20.6	21.2	21.7	3%
Asia (excluding Japan)	59.6	60.6	61.5	62.9	65.7	67.2	67.6	71.2	13%
Latin America	7.2	7.2	7.6	8.0	8.7	12.0	13.2	13.9	74%
Total	$144.5	$146.6	$148.4	$150.4	$154.2	$168.4	$175.7	$181.8	21%
Average Loans by Region (in billions of dollars):
Mexico	$8.2	$7.7	$7.9	$8.2	$8.3	$9.0	$9.1	$9.6	17%
EMEA	17.4	18.6	19.0	19.8	20.2	24.8	27.1	28.4	43%
Japan	0.7	0.8	0.6	0.6	0.6	0.5	0.5	0.5	(17)%
Asia (excluding Japan)	34.1	34.4	35.6	37.6	39.0	40.5	41.3	43.9	17%
Latin America	1.1	1.1	1.3	1.5	1.7	2.8	3.4	3.7	NM
Total	$61.5	$62.6	$64.4	$67.7	$69.8	$77.6	$81.4	$86.1	27%
Average Loans by Type (in billions of dollars):
Mortgage	$23.3	$23.2	$24.2	$25.5	$25.8	$27.8	$28.3	$30.0	18%
Auto	2.3	2.2	2.2	2.2	2.2	2.3	2.2	2.2	—
Installment / Overdraft	23.2	24.4	25.4	26.9	27.9	32.0	34.2	36.5	36%
Commercial	8.1	8.2	8.5	9.0	9.9	10.6	11.0	11.5	28%
Other Retail	4.6	4.6	4.1	4.1	4.0	4.9	5.7	5.9	44%
Total	$61.5	$62.6	$64.4	$67.7	$69.8	$77.6	$81.4	$86.1	27%
EOP Accounts by Region (in millions):

Mexico	18.5	19.0	19.8	20.4	21.1	19.8	20.4	20.6	1%
EMEA	9.0	9.3	9.6	10.0	10.2	11.7	11.8	11.9	19%
Japan	2.0	2.1	2.1	2.1	2.1	2.1	2.1	2.1	—
Asia (excluding Japan)	12.0	12.1	12.3	11.6	11.9	12.2	12.5	14.0	21%
Latin America	7.0	7.2	7.5	7.7	8.3	8.7	9.0	9.2	19%
Total	48.5	49.7	51.3	51.8	53.6	54.5	55.8	57.8	12%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING (In millions of dollars)

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Markets & Banking:
Net Interest Revenue	$2,234	$2,147	$1,913	$2,198	$2,452	$2,831	$3,359	$3,670	67%	$8,492	$12,312	45%
Non-Interest Revenue	5,045	4,614	4,154	4,882	6,505	6,130	974	(15,399)	NM	18,695	(1,790)	NM
Total Revenues, Net of Interest Expense	7,279	6,761	6,067	7,080	8,957	8,961	4,333	(11,729)	NM	27,187	10,522	(61)%
Total Operating Expenses	4,757	4,158	3,622	4,582	5,111	4,948	4,011	5,518	20%	17,119	19,588	14%
Total Provision for Credit Losses	—	173	107	79	263	(62)	205	984	NM	359	1,390	NM
Income (Loss) Before Taxes and Minority Interest	2,522	2,430	2,338	2,419	3,583	4,075	117	(18,231)	NM	9,709	(10,456)	NM
Income Taxes (Benefits)	574	702	598	654	947	1,236	(142)	(7,257)	NM	2,528	(5,216)	NM
Minority Interest, Net of Tax	19	5	19	11	15	7	(21)	12	9%	54	13	(76)%
Net Income (Loss)	$1,929	$1,723	$1,721	$1,754	$2,621	$2,832	$280	$(10,986)	NM	$7,127	$(5,253)	NM
U.S.:
Net Interest Revenue	$858	$713	$356	$782	$710	$1,019	$1,185	$1,591	NM	$2,709	$4,505	66%
Non-Interest Revenue	2,065	2,090	1,651	1,640	3,004	2,022	(1,148)	(13,354)	NM	7,446	(9,476)	NM
Total Revenues, Net of Interest Expense	2,923	2,803	2,007	2,422	3,714	3,041	37	(11,763)	NM	10,155	(4,971)	NM
Total Operating Expenses	2,251	1,621	1,218	1,916	2,219	1,655	1,084	2,084	9%	7,006	7,042	1%
Total Provision for Credit Losses	52	137	55	16	65	6	46	805	NM	260	922	NM
Income (Loss) Before Taxes and Minority Interest	620	1,045	734	490	1,430	1,380	(1,093)	(14,652)	NM	2,889	(12,935)	NM
Income Taxes (Benefits)	94	301	185	85	430	408	(394)	(5,822)	NM	665	(5,378)	NM
Minority Interest, Net of Tax	11	(3)	9	(2)	1	(12)	(7)	(2)	—	15	(20)	NM
Net Income (Loss)	$515	$747	$540	$407	$999	$984	$(692)	$(8,828)	NM	$2,209	$(7,537)	NM
International:
Net Interest Revenue	$1,376	$1,434	$1,557	$1,416	$1,742	$1,812	$2,174	$2,079	47%	$5,783	$7,807	35%
Non-Interest Revenue	2,980	2,524	2,503	3,242	3,501	4,108	2,122	(2,045)	NM	11,249	7,686	(32)%
Total Revenues, Net of Interest Expense	4,356	3,958	4,060	4,658	5,243	5,920	4,296	34	(99)%	17,032	15,493	(9)%
Total Operating Expenses	2,506	2,537	2,404	2,666	2,892	3,293	2,927	3,434	29%	10,113	12,546	24%
Total Provision for Credit Losses	(52)	36	52	63	198	(68)	159	179	NM	99	468	NM
Income (Loss) Before Taxes and Minority Interest	1,902	1,385	1,604	1,929	2,153	2,695	1,210	(3,579)	NM	6,820	2,479	(64)%
Income Taxes (Benefits)	480	401	413	569	517	828	252	(1,435)	NM	1,863	162	(91)%
Minority Interest, Net of Tax	8	8	10	13	14	19	(14)	14	8%	39	33	(15)%
Net Income (Loss)	$1,414	$976	$1,181	$1,347	$1,622	$1,848	$972	$(2,158)	NM	$4,918	$2,284	(54)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

MARKETS & BANKING INCOME STATEMENT (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 vs. 4Q06 Increase/	Full Year	Full Year	FY 2007 vs. FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Revenues:
Commissions and Fees	$682	$713	$555	$591	$697	$693	$811	$840	42%	$2,541	$3,041	20%
Administration and Other Fiduciary Fees	756	797	780	797	865	974	1,085	1,141	43%	3,130	4,065	30%
Investment Banking	1,030	1,083	933	1,280	1,509	1,422	(34)	1,097	(14)%	4,326	3,994	(8)%
Principal Transactions	2,198	1,495	1,521	1,684	2,844	2,403	(1,305)	(18,968)	NM	6,898	(15,026)	NM
Other	379	526	365	530	590	638	417	491	(7)%	1,800	2,136	19%
Total Non-Interest Revenues	5,045	4,614	4,154	4,882	6,505	6,130	974	(15,399)	NM	18,695	(1,790)	NM
Net Interest Revenue (including Dividends)	2,234	2,147	1,913	2,198	2,452	2,831	3,359	3,670	67%	8,492	12,312	45%
Total Revenues, Net of Interest Expense	7,279	6,761	6,067	7,080	8,957	8,961	4,333	(11,729)	NM	27,187	10,522	(61)%
Non-Interest Expenses:
Compensation and Benefits (1) (2)	3,178	2,550	2,045	2,752	3,426	3,288	1,829	3,086	12%	10,525	11,629	10%
Other Operating and Administrative Expenses	1,579	1,608	1,577	1,830	1,685	1,660	2,182	2,432	33%	6,594	7,959	21%
Total Non-Interest Expenses	4,757	4,158	3,622	4,582	5,111	4,948	4,011	5,518	20%	17,119	19,588	14%
Provision for Loan Losses	(50)	23	57	79	263	(62)	155	884	NM	109	1,240	NM
Provision for Unfunded Lending Commitments	50	150	50	—	—	—	50	100	—	250	150	(40)%
Total Provision for Credit Losses	—	173	107	79	263	(62)	205	984	NM	359	1,390	NM
Income (Loss) Before Taxes and Minority Interest	2,522	2,430	2,338	2,419	3,583	4,075	117	(18,231)	NM	9,709	(10,456)	NM
Income Taxes (Benefits)	574	702	598	654	947	1,236	(142)	(7,257)	NM	2,528	(5,216)	NM
Minority Interest, Net of Tax	19	5	19	11	15	7	(21)	12	9%	54	13	(76)%
Net Income (Loss)	$1,929	$1,723	$1,721	$1,754	$2,621	$2,832	$280	$(10,986)	NM	$7,127	$(5,253)	NM
Pre-tax Profit Margin	34.6%	35.9%	38.5%	34.2%	40.0%	45.5%	2.7%	NM		35.7%	NM
Compensation and Benefits Expenses as a Percent of Net Revenues (1) (2)	43.7%	37.7%	33.7%	38.9%	38.2%	36.7%	42.2%	NM		38.7%	NM
Non-Compensation Expenses as a Percent of Net Revenues	21.7%	23.8%	26.0%	25.8%	18.8%	18.5%	50.4%	NM		24.3%	NM

(1)	The 2007 fourth quarter includes a $438 million charge related to headcount reductions.
(2)	The 2006 first quarter includes $449 million (pretax) related to the adoption of SFAS 123(R).
NM	Not meaningful
Reclassified to conform to the current period’s presentation.

MARKETS & BANKING REVENUE DETAILS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 vs. 4Q06 Increase/	Full Year	Full Year	FY 2007 vs. FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Revenue Details:
Investment Banking:
Advisory and Other Fees	$295	$296	$355	$383	$429	$397	$459	$547	43%	$1,329	$1,832	38%
Equity Underwriting	286	284	204	463	523	539	389	461	—	1,237	1,912	55%
Debt Underwriting	713	670	639	666	813	712	(193)	414	(38)%	2,688	1,746	(35)%
Gross Investment Banking	1,294	1,250	1,198	1,512	1,765	1,648	655	1,422	(6)%	5,254	5,490	4%
Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(42)	(49)	(59)	(111)	(136)	(137)	(83)	(88)	21%	(261)	(444)	(70)%
Debt Underwriting	(36)	(51)	(50)	(58)	(34)	(42)	(31)	(34)	41%	(195)	(141)	28%
Net Investment Banking	1,216	1,150	1,089	1,343	1,595	1,469	541	1,300	(3)%	4,798	4,905	2%
Lending	411	569	481	526	561	495	412	989	88%	1,987	2,457	24%
Equity Markets	1,179	945	868	900	1,483	1,582	1,033	738	(18)%	3,892	4,836	24%
Fixed Income Markets	3,148	2,762	2,315	2,749	3,771	3,419	401	(16,880)	NM	10,974	(9,289)	NM
Other Securities and Banking (1)	(58)	(157)	(186)	(32)	(97)	156	(117)	(167)	NM	(433)	(225)	48%
Total Securities and Banking Revenues (1)	5,896	5,269	4,567	5,486	7,313	7,121	2,270	(14,020)	NM	21,218	2,684	(87)%
Transaction Services	1,382	1,495	1,500	1,594	1,645	1,840	2,063	2,292	44%	5,971	7,840	31%
Other	1	(3)	—	—	(1)	—	—	(1)	—	(2)	(2)	—
Total Markets & Banking Revenues	$7,279	$6,761	$6,067	$7,080	$8,957	$8,961	$4,333	$(11,729)	NM	$27,187	$10,522	(61)%

(1)

Prior to the second quarter of 2007, Securities and Banking revenues reflect Citigroup’s portion (49%) of the results of the Nikko Citigroup Joint Venture on each respective line with an offset in Other Securities and Banking to conform to the GAAP presentation. Beginning in the 2007 second quarter, these results are consolidated.

NM	Not meaningful
Reclassified to conform to the current period’s presentation.

MARKETS & BANKING SECURITIES AND BANKING (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

–                 Fixed income markets recorded negative revenue of $16.9 billion driven by:

•             Write-downs of $17.4 billion on sub-prime related direct exposures.   These exposures on September 30, 2007 were comprised of approximately $11.7 billion of gross lending and structuring exposures and approximately $42.9 billion of net ABS CDO super senior exposures (ABS CDO super senior gross exposures of $53.4 billion).  On December 31, 2007, sub-prime related direct exposures were comprised of approximately $8.0 billion of gross lending and structuring exposures and approximately $29.3 billion of net ABS CDO super senior exposures (ABS CDO super senior gross exposures of $39.8 billion). See detail in Schedule B on page 12.

•             Lower revenues due to write-downs on non sub-prime securitized products and in fixed income proprietary trading.

•             These results were partially offset by double-digit revenue growth in interest rate and currency trading, and commodities.

–                 Equity markets revenues declined 18% to $738 million as record revenues in cash trading and strong growth in equity finance were more than offset by weaker performance in derivatives and convertibles, and write-downs in proprietary trading.

–                 Lending revenues increased 88% to $989 million, primarily driven by hedging gains related to the corporate loan portfolio.

–                 Net investment banking revenues were $1.3 billion, down 3%.

•             Record advisory and other fees increased 43% to $547 million.  For 2007, Citi ranked #3 in global announced and completed M&A.

•             Equity underwriting revenues were even with the prior-year period.  For 2007, Citi ranked #3 in global equity underwriting.

•             Debt underwriting revenues of $414 million declined 38%, reflecting $205 million of write-downs on funded and unfunded highly leveraged finance commitments, and lower industry-wide underwriting volumes.  The $205 million write-down on highly leveraged finance commitments was partially offset by $70 million of net recoveries on highly leveraged finance commitments recorded in Lending.

–                 Operating expenses increased 17%, reflecting higher other operating and administrative expenses offset by a decline in incentive compensation costs.  Other operating and administrative expenses grew primarily due to acquisitions and higher business development costs, and a $370 million pre-tax charge related to headcount reductions.

–                 Credit costs increased significantly, primarily driven by $535 million in net credit losses on loans with sub-prime related direct exposure, and a $284 million net charge to increase loan loss and unfunded lending commitment reserves reflecting a slight weakening in overall portfolio credit quality, as well as loan loss reserves for specific counterparties.  The loan loss reserves for specific counterparties includes $169 million for sub-prime related direct exposures.

–                 Results also reflected a significant increase in the effective tax rate, primarily due to higher tax-rates in the jurisdictions where the write-downs on sub-prime direct exposures were incurred.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 vs. 4Q06 Increase/	Full Year	Full Year	FY 2007 vs. FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Net Interest Revenue	$1,571	$1,408	$1,139	$1,365	$1,614	$1,908	$2,332	$2,534	86%	$5,483	$8,388	53%
Non-Interest Revenue	4,325	3,861	3,428	4,121	5,699	5,213	(62)	(16,554)	NM	15,735	(5,704)	NM
Total Revenues, Net of Interest Expense	5,896	5,269	4,567	5,486	7,313	7,121	2,270	(14,020)	NM	21,218	2,684	(87)%
Total Operating Expenses	3,803	3,154	2,655	3,524	4,059	4,102	2,755	4,127	17%	13,136	15,043	15%
Provision for Loan Losses	(51)	19	50	73	258	(56)	151	899	NM	91	1,252	NM
Provision for Unfunded Lending Commitments	46	138	48	—	—	—	50	100	NM	232	150	(35)%
Total Provision for Credit Losses	(5)	157	98	73	258	(56)	201	999	NM	323	1,402	NM
Income (Loss) Before Taxes and Minority Interest	2,098	1,958	1,814	1,889	2,996	3,075	(686)	(19,146)	NM	7,759	(13,761)	NM
Income Taxes (Benefits)	461	541	452	490	812	927	(370)	(7,519)	NM	1,944	(6,150)	NM
Minority Interest, Net of Tax	19	5	18	10	11	3	(26)	5	(50)%	52	(7)	NM
Net Income (Loss)	$1,618	$1,412	$1,344	$1,389	$2,173	$2,145	$(290)	$(11,632)	NM	$5,763	$(7,604)	NM
Average Risk Capital	$19,123	$20,173	$20,450	$20,817	$22,701	$25,912	$29,985	$37,815	82%	$20,141	$29,103	44%
Return on Risk Capital	34%	28%	26%	26%	39%	33%	(4)%	(122)%		29%	(26)%
Return on Invested Capital	26%	21%	19%	20%	30%	26%	(4)%	(102)%		21%	(23)%
Investment Banking
Global Debt, Equity and Equity-related Underwriting :
Global Volume (1)	$180,939	$164,782	$154,724	$181,618	$204,501	$199,167	$103,389	$110,546	(39)%	$682,063	$617,603	(9)%
Global Market Share	9.1%	8.5%	9.0%	8.3%	8.9%	8.1%	7.3%	8.4%		8.7%	8.2%
Rank	1	1	1	1	1	1	2	1		1	1
U.S. Volume (1)	$112,927	$118,422	$101,607	$103,054	$137,536	$133,366	$74,663	$79,193	(23)%	$436,010	$424,758	(3)%
U.S. Market Share	10.3%	10.3%	10.0%	9.1%	11.3%	10.2%	9.4%	11.9%		9.9%	10.6%
Rank	1	1	1	1	1	1	2	1		1	1

(1)	Full credit to book manager. Market volumes and shares sourced from Thomson Financial Securities Data.
NM	Not meaningful
Reclassified to conform to the current period’s presentation.

MARKETS & BANKING TRANSACTION SERVICES (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

–                 Revenues were a record $2.29 billion, up 44%, driven by higher customer volumes, stable net interest margins, and the acquisition of The Bisys Group, which closed in August 2007.  All regions generated strong double-digit revenue and net income growth.

–                 Liability balances grew 35% and assets under custody were up 26%.

–                 Operating expenses increased 29%, primarily driven by increased business volumes, the impact of acquisitions, and a $67 million pre-tax charge related to headcount reductions.

–                 Net income was a record $664 million, up 76%.

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Net Interest Revenue	$663	$739	$774	$833	$838	$923	$1,027	$1,136	36%	$3,009	$3,924	30%
Non-Interest Revenue	719	756	726	761	807	917	1,036	1,156	52%	2,962	3,916	32%
Total Revenues, Net of Interest Expense	1,382	1,495	1,500	1,594	1,645	1,840	2,063	2,292	44%	5,971	7,840	31%
Total Operating Expenses	949	989	954	1,058	1,037	1,125	1,224	1,363	29%	3,950	4,749	20%
Provision for Loan Losses	1	4	7	6	5	(6)	4	(15)	NM	18	(12)	NM
Provision for Unfunded Lending Commitments	4	12	2	—	—	—	—	—	—	18	—	(100)%
Total Provision for Credit Losses	5	16	9	6	5	(6)	4	(15)	NM	36	(12)	NM
Income Before Taxes and Minority Interest	428	490	537	530	603	721	835	944	78%	1,985	3,103	56%
Income Taxes and Minority Interest, Net of Tax	105	150	152	152	156	207	245	280	84%	559	888	59%
Net Income	$323	$340	$385	$378	$447	$514	$590	$664	76%	$1,426	$2,215	55%
Average Risk Capital	$1,470	$1,582	$1,517	$1,376	$1,442	$1,643	$1,827	$1,807	31%	$1,486	$1,680	13%
Return on Risk Capital	89%	86%	101%	109%	126%	125%	128%	146%		96%	132%
Return on Invested Capital	50%	50%	57%	59%	67%	70%	66%	67%		54%	67%
Revenue Details:
Cash Management	$792	$856	$894	$963	$981	$1,047	$1,146	$1,286	34%	$3,505	$4,460	27%
Securities Services	438	478	450	478	507	624	735	816	71%	1,844	2,682	45%
Trade	152	161	156	153	157	169	182	190	24%	622	698	12%
Total Revenues, Net of Interest Expense	$1,382	$1,495	$1,500	$1,594	$1,645	$1,840	$2,063	$2,292	44%	$5,971	$7,840	31%
Average Deposits and Other Customer Liability Balances (in billions)	$170	$191	$191	$203	$213	$237	$255	$275	35%
Assets Under Custody (EOP in trillions)	$8.8	$9.3	$9.6	$10.4	$10.7	$11.3	$12.7	$13.1	26%

NM	Not meaningful
Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT (In millions of dollars)

												FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 vs. 4Q06 Increase/	Full Year	Full Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Global Wealth Management:
Net Interest Revenue	$460	$444	$480	$538	$529	$526	$539	$580	8%	$1,922	$2,174	13%
Non-Interest Revenue	2,023	2,048	2,006	2,178	2,289	2,671	2,970	2,882	32%	8,255	10,812	31%
Total Revenues, Net of Interest Expense	2,483	2,492	2,486	2,716	2,818	3,197	3,509	3,462	27%	10,177	12,986	28%
Total Operating Expenses	2,055	1,961	1,894	2,096	2,102	2,455	2,614	2,635	26%	8,006	9,806	22%
Total Provision for Loan Losses	5	8	16	(5)	17	12	56	15	NM	24	100	NM
Income Before Taxes and Minority Interest	423	523	576	625	699	730	839	812	30%	2,147	3,080	43%
Income Taxes	136	176	177	214	251	199	312	272	27%	703	1,034	47%
Minority Interest, Net of Tax	—	—	—	—	—	17	38	17	—	—	72	—
Net Income	$287	$347	$399	$411	$448	$514	$489	$523	27%	$1,444	$1,974	37%
Financial Advisors (FA) / Bankers	13,837	13,671	13,601	13,694	13,605	15,595	15,458	15,454	13%
Annualized Revenue per FA / Banker (in thousands)	$715	$726	$729	$796	$837	$878	$897	$889	12%
Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management	$369	$363	$374	$399	$418	$509	$515	$507	27%
Total Client Assets	$1,347	$1,321	$1,362	$1,438	$1,493	$1,788	$1,820	$1,784	24%
Net Client Asset Flows	$3	$(4)	$3	$12	$6	$—	$8	$1	(92)%
Average Deposits and Other Customer Liability Balances	$99	$100	$106	$110	$113	$113	$119	$125	14%
Average Loans	$40	$42	$43	$44	$46	$51	$57	$61	39%
U.S.:
Total Revenues, Net of Interest Expense	$2,154	$2,149	$2,153	$2,337	$2,385	$2,439	$2,454	$2,509	7%	$8,793	$9,787	11%
Total Operating Expenses	1,805	1,706	1,649	1,794	1,797	1,914	1,857	1,870	4%	6,954	7,438	7%
Total Provision for Loan Losses	5	5	9	(2)	11	(4)	44	10	NM	17	61	NM
Income Before Taxes and Minority Interest	344	438	495	545	577	529	553	629	15%	1,822	2,288	26%
Income Taxes	116	148	153	195	216	194	220	242	24%	612	872	42%
Minority Interest, Net of Tax	—	—	—	—	—	—	—	—	—	—	—	—
Net Income	$228	$290	$342	$350	$361	$335	$333	$387	11%	$1,210	$1,416	17%
International:
Total Revenues, Net of Interest Expense	$329	$343	$333	$379	$433	$758	$1,055	$953	NM	$1,384	$3,199	NM
Total Operating Expenses	250	255	245	302	305	541	757	765	NM	1,052	2,368	NM
Total Provision for Loan Losses	—	3	7	(3)	6	16	12	5	NM	7	39	NM
Income Before Taxes and Minority Interest	79	85	81	80	122	201	286	183	NM	325	792	NM
Income Taxes	20	28	24	19	35	5	92	30	58%	91	162	78%
Minority Interest, Net of Tax	—	—	—	—	—	17	38	17	—	—	72	—
Net Income	$59	$57	$57	$61	$87	$179	$156	$136	NM	$234	$558	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT SMITH BARNEY (1) (In millions of dollars)

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release, as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

–                 Revenues grew 27%, driven by 18% growth in fee-based and net interest revenues and a 43% increase in transactional revenues.  Growth in fee-based revenues was driven by a continued shift toward offering fee-based advisory products and services.  Transactional revenue growth primarily reflected the increased ownership of Nikko Cordial in Japan.

–                 Assets under fee-based management increased 30% to $446 billion, primarily driven by acquisitions, positive market action, and net client asset flows.

–                 Expenses grew 29%, primarily due to increased customer activity, the impact of acquisitions, and a $41 million pre-tax charge related to headcount reductions.

–                 Net income increased 7%, as increased business volumes and the impact of acquisitions were offset by the charge related to headcount reductions.

												FY 2007 vs.
									4Q07 vs.	Full	Full	FY 2006
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Revenues:
Fee-Based and Net Interest Revenue	$1,200	$1,238	$1,305	$1,386	$1,407	$1,501	$1,612	$1,629	18%	$5,129	$6,149	20%
Commissions and Other Transactional Revenue	787	752	689	803	839	1,110	1,280	1,151	43%	3,031	4,380	45%
Total Revenues, Net of Interest Expense	1,987	1,990	1,994	2,189	2,246	2,611	2,892	2,780	27%	8,160	10,529	29%
Total Operating Expenses	1,720	1,624	1,565	1,710	1,724	2,063	2,188	2,210	29%	6,619	8,185	24%
Provision for Loan Losses	1	(1)	(1)	1	—	1	1	2	100%	—	4	—
Income Before Taxes and Minority Interest	266	367	430	478	522	547	703	568	19%	1,541	2,340	52%
Income Taxes	98	129	136	173	198	209	286	224	29%	536	917	71%
Minority Interest, Net of Tax	—	—	—	—	—	17	38	17	—	—	72	—
Net Income	$168	$238	$294	$305	$324	$321	$379	$327	7%	$1,005	$1,351	34%
Pretax Profit Margin	13%	18%	22%	22%	23%	21%	24%	20%		19%	22%
Average Risk Capital	$1,457	$1,422	$1,436	$1,647	$1,743	$1,725	$1,894	$2,228	35%	$1,491	$1,898	27%
Return on Risk Capital	47%	67%	81%	73%	75%	75%	79%	58%		67%	71%
Return on Invested Capital	24%	34%	41%	39%	39%	23%	20%	19%		35%	24%
Financial Advisors	13,321	13,177	13,076	13,143	13,009	14,998	14,873	14,858	13%
Annualized Revenue per FA (000)	$597	$600	$606	$667	$697	$748	$768	$742	11%
Branch offices	635	635	635	634	638	805	803	795	25%
Revenues:
Net Interest Revenue	$209	$203	$247	$306	$285	$271	$273	$281	(8)%	$965	$1,110	15%
Non-Interest Revenue	1,778	1,787	1,747	1,883	1,961	2,340	2,619	2,499	33%	7,195	9,419	31%
Total	$1,987	$1,990	$1,994	$2,189	$2,246	$2,611	$2,892	$2,780	27%	$8,160	$10,529	29%
Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management (2)	$319	$313	$322	$343	$362	$448	$454	$446	30%
Total Client Assets	$1,167	$1,142	$1,173	$1,230	$1,277	$1,562	$1,581	$1,548	26%
Net Client Asset Flows	$3	$(5)	$2	$9	$7	$(3)	$7	$1	(89)%
Average Deposits and Other Customer Liability Balances	$51	$51	$52	$50	$52	$51	$51	$49	(2)%

(1)    Smith Barney includes Smith Barney, Citigroup Wealth Advisors, Nikko, Quiller and the legacy Citicorp Investment Services business.

(2)    During the second quarter of 2007, Retail Distribution transferred approximately $47 billion of Client Assets and 686 Financial Advisors and 79 branches to Smith Barney related to the consolidation of Citicorp Investment Services into Smith Barney.

Reclassified to conform to the current period’s presentation.

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release,
GLOBAL WEALTH MANAGEMENT PRIVATE BANK (In millions of dollars)	as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

–                 Revenues were a record, driven by a 36% increase in international revenues, reflecting strong growth in capital markets products in Asia and EMEA.  U.S. revenues increased 18% driven by increased average deposit and loan balances and higher investment sales.

–                 Client business volumes increased 17%, including higher client assets under fee-based management, up 9%, and average loans, up 33%.

–                 Expenses grew 10% and primarily reflected higher compensation costs, driven by increased client activity and an increase in bankers, and a $26 million pre-tax charge related to headcount reductions.

–                 Credit costs increased due to a $13 million pre-tax charge to increase loan loss reserves, primarily related to new loan volumes.

–                 International growth drove an 85% increase in net income.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 vs. 4Q06 Increase/	Full Year	Full Year	FY 2007 vs. FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Net Interest Revenue	$251	$241	$233	$232	$244	$255	$266	$299	29%	$957	$1,064	11%
Non-Interest Revenue	245	261	259	295	328	331	351	383	30%	1,060	1,393	31%
Total Revenues, Net of Interest Expense	496	502	492	527	572	586	617	682	29%	2,017	2,457	22%
Total Operating Expenses	335	337	329	386	378	392	426	425	10%	1,387	1,621	17%
Provision for Loan Losses	4	9	17	(6)	17	11	55	13	NM	24	96	NM
Income Before Taxes	157	156	146	147	177	183	136	244	66%	606	740	22%
Income Taxes	38	47	41	41	53	(10)	26	48	17%	167	117	(30)%
Net Income	$119	$109	$105	$106	$124	$193	$110	$196	85%	$439	$623	42%
Pretax Profit Margin	32%	31%	30%	28%	31%	31%	22%	36%		30%	30%
Average Risk Capital	$1,082	$944	$928	$1,036	$1,136	$1,153	$1,286	$1,586	53%	$998	$1,290	29%
Return on Risk Capital	45%	46%	45%	41%	44%	67%	34%	49%		44%	48%
Return on Invested Capital	42%	42%	41%	38%	40%	61%	32%	47%		41%	45%
Bankers	516	494	525	551	596	597	585	596	8%
Annualized Revenue per Banker (in thousands)	$3,898	$3,976	$3,863	$3,918	$4,047	$3,940	$4,142	$4,579	17%
Key Indicators (in billions of dollars):
Client Assets Under Fee-Based Management	$50	$50	$52	$56	$56	$61	$61	$61	9%
Deposits and Other Customer Liability Balances	47	50	54	62	63	63	72	74	19%
Other, Principally Custody Accounts	83	79	83	90	97	102	106	101	12%
Total Client Assets	$180	$179	$189	$208	$216	$226	$239	$236	13%
Loans and Unused Commitments	42	43	44	46	48	54	59	62	35%
Total Client Business Volumes	$222	$222	$233	$254	$264	$280	$298	$298	17%
Net Client Asset Flows	$—	$1	$1	$3	$(1)	$3	$1	$—	(100)%
Average Deposits and Other Customer Liability Balances	$48	$49	$54	$60	$61	$62	$68	$76	27%
Average Loans	$38	$40	$41	$42	$44	$47	$53	$56	33%
Revenues:
U.S.	$210	$210	$204	$198	$201	$201	$208	$234	18%	$822	$844	3%
International	286	292	288	329	371	385	409	448	36%	1,195	1,613	35%
Total	$496	$502	$492	$527	$572	$586	$617	$682	29%	$2,017	$2,457	22%
Net Credit Loss Ratio	(0.04)%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

For your convenience, an excerpt from our 2007 fourth quarter earnings press release is set out below. You can find the entire press release,
ALTERNATIVE INVESTMENTS (1) (In millions of dollars)	as well as those from prior periods, on Citigroup’s website at www.citigroup.com.

–                 Revenue and net income declined as growth in client revenues, up 16%, was offset by significantly lower proprietary investment revenues.  Proprietary investment revenues declined primarily due to a decline in private equity gains, lower results from hedge fund activities, and a lower market value on Legg Mason shares.  Client capital under management increased 26%.  Client revenues and capital reflected organic growth and the acquisition of Old Lane Partners, L.P. in July 2007.

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 vs. 4Q06 Increase/	Full Year	Full Year	FY 2007 vs. FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Total Revenues, Net of Interest Expense	$675	$584	$334	$1,308	$562	$1,032	$125	$384	(71)%	$2,901	$2,103	(28)%
Total Operating Expenses	181	199	137	246	180	215	238	280	14%	763	913	20%
Provision for Loan Losses	—	(13)	—	—	1	—	(1)	—	—	(13)	—	100%
Income (Loss) Before Taxes and Minority Interest	494	398	197	1,062	381	817	(112)	104	(90)%	2,151	1,190	(45)%
Income Taxes (Benefits)	111	138	70	387	138	297	(44)	40	(90)%	706	431	(39)%
Minority Interest, Net of Tax	30	3	10	126	21	64	(1)	3	(98)%	169	87	(49)%
Net Income (Loss)	$353	$257	$117	$549	$222	$456	$(67)	$61	(89)%	$1,276	$672	(47)%
Assets (in billions)	$11.8	$11.9	$10.8	$11.9	$12.3	$17.1	$20.7	$72.9	NM
Average Risk Capital (in billions)	$4.5	$4.0	$4.0	$4.1	$4.1	$4.0	$4.3	$4.4	7%	$4.2	$4.2	—
Return on Risk Capital	32%	26%	12%	53%	22%	46%	(6)%	6%		31%	16%
Return on Invested Capital	28%	22%	8%	50%	19%	42%	(8)%	3%		27%	13%
Total Revenues, Net of Interest Expense (by Business):
Client	$91	$97	$97	$178	$126	$122	$170	$206	16%	$463	$624	35%
Proprietary Investment Activities:
Private Equity	213	516	56	958	361	711	233	355	(63)%	1,743	1,660	(5)%
Hedge Funds	107	(43)	1	146	47	119	(208)	(57)	NM	211	(99)	NM
Other	264	14	180	26	28	80	(70)	(120)	NM	484	(82)	NM
Total Proprietary Investment Activities	584	487	237	1,130	436	910	(45)	178	(84)%	2,438	1,479	(39)%
Total	$675	$584	$334	$1,308	$562	$1,032	$125	$384	(71)%	$2,901	$2,103	(28)%
Total Revenues, Net of Interest Expense (by Type):
Client	$91	$97	$97	$178	$126	$122	$170	$206	16%	$463	$624	35%
Proprietary Investment Activities:
Fees / Dividends / Interest	49	49	58	293	35	42	144	41	(86)%	449	262	(42)%
Realized & Unrealized Gains (including Public Mark-to-Market)	563	475	200	869	444	910	(121)	184	(79)%	2,107	1,417	(33)%
Other	(28)	(37)	(21)	(32)	(43)	(42)	(68)	(47)	(47)%	(118)	(200)	(69)%
Total Proprietary Investment Activities	584	487	237	1,130	436	910	(45)	178	(84)%	2,438	1,479	(39)%
Total	$675	$584	$334	$1,308	$562	$1,032	$125	$384	(71)%	$2,901	$2,103	(28)%
Capital Under Management (in billions):
Client	$28.2	$30.6	$33.5	$38.5	$42.9	$47.4	$50.4	$48.7	26%
Proprietary Investment Activities	11.1	11.3	10.2	10.7	10.8	11.8	11.6	10.5	(2)%
Capital Under Management	$39.3	$41.9	$43.7	$49.2	$53.7	$59.2	$62.0	$59.2	20%

(1)  Includes Citigroup Venture Capital activities and certain other corporate investments

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — RETURN ON CAPITAL (1)

	Average Risk Capital ($M) (2)			Return on Risk Capital			Return on Invested Capital
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	2006	2007	2007	2006	2007	2007	2006	2007	2007
Global Consumer:

U.S. Cards	$5,544	$5,213	$5,609	72%	65%	28%	30%	27%	13%
U.S. Retail Distribution	3,638	3,791	3,754	50%	27%	26%	20%	11%	11%
U.S. Consumer Lending	4,766	5,657	5,047	40%	(16)%	(94)%	25%	(11)%	(59)%
U.S. Commercial Business	2,452	2,559	2,581	24%	19%	19%	12%	10%	10%
Total U.S. Consumer	16,400	17,220	16,991	51%	23%	(10%)	24%	11%	4%

International Cards	2,301	3,300	3,562	40%	78%	76%	18%	35%	36%
International Consumer Finance	1,156	1,109	1,093	(120)%	(114)%	(75)%	(30)%	(39)%	(25)%
International Retail Banking	9,641	11,223	10,932	31%	20%	32%	17%	11%	16%
Total International Consumer	13,098	15,632	15,587	19%	22%	34%	10%	11%	17%

Other	—	—	—	—	—	—	—	—	—
Total Global Consumer	29,498	32,852	32,578	35%	22%	9%	17%	11%	5%
Markets & Banking:
Securities and Banking	20,817	29,985	37,815	26%	(4)%	(122)%	20%	(4)%	(102)%
Transaction Services	1,376	1,827	1,807	109%	128%	146%	59%	66%	67%
Other	—	—	—	—	—	—	—	—	—
Total Markets & Banking	22,193	31,812	39,622	31%	3%	(110)%	23%	2%	(88)%
Global Wealth Management:
Smith Barney	1,647	1,894	2,228	73%	79%	58%	39%	20%	19%
Private Bank	1,036	1,286	1,586	41%	34%	49%	38%	32%	47%
Total Global Wealth Management	2,683	3,180	3,814	61%	61%	54%	39%	22%	24%

Alternative Investments	4,118	4,309	4,447	53%	(6)%	6%	50%	(8)%	3%
Corporate / Other	(42)	4,145	5,275	NM	NM	NM	NM	NM	NM

Total Citigroup - Risk Capital (Continuing Operations) (2) (3)	$58,450	$76,298	$85,736	35%	12%	(46)%

Total Citigroup - Return on Invested Capital (Net Income) (2) (4)							17%	7%	(28)%

(1)

Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)

Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)	On a Continuing Operations Basis.
(4)	Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.
NM	Not meaningful
Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2006	2007	2007 (5)	2006	2007	2007 (5)	2006		2007		2007 (5)
Assets:
Deposits with Banks	$40,598	$62,833	$63,902	$693	$874	$825	6.77%		5.52%		5.12%
Fed Funds Sold and Resale Agreements (6)	265,817	369,561	314,691	3,884	5,090	4,314	5.80%		5.46%		5.44%
Trading Account Assets (7)	327,374	487,688	460,489	3,368	5,156	5,036	4.08%		4.19%		4.34%
Investments (1)	266,823	259,814	234,760	3,482	3,357	3,013	5.18%		5.13%		5.09%
Consumer Loans	500,478	561,039	590,924	10,876	12,815	13,480	8.62%		9.06%		9.05%
Corporate Loans	163,657	202,349	202,251	3,267	4,252	4,459	7.92%		8.34%		8.75%
Total Loans (net of Unearned Income)	664,135	763,388	793,175	14,193	17,067	17,939	8.45%		8.87%		8.97%
Other Interest-Earning Assets	58,881	97,506	114,484	709	1,485	1,491	4.78%		6.04%		5.17%
Total Average Interest-Earning Assets	$1,623,628	$2,040,790	$1,981,501	$26,279	$33,029	$32,618	6.42%		6.42%		6.53%

Liabilities:
Deposits	$626,979	$720,975	$758,211	$6,177	$7,539	$7,705	3.91%		4.15%		4.03%
Fed Funds Purchased and Repurchase Agreements (6)	323,579	428,281	365,852	4,834	6,431	5,202	5.93%		5.96%		5.64%
Trading Account Liabilities (7)	79,273	117,854	91,843	294	371	382	1.47%		1.25%		1.65%
Short-Term Borrowings	159,188	266,736	247,113	1,442	2,049	1,914	3.59%		3.05%		3.07%
Long-Term Debt (8)	259,379	328,997	357,691	3,471	4,414	4,790	5.31%		5.32%		5.31%
Total Average Interest-Bearing Liabilities	$1,448,398	$1,862,843	$1,820,710	$16,218	$20,804	$19,993	4.44%		4.43%		4.36%

Net Interest Revenue as a% of Average Interest-Earning Assets (NIM)				$10,061	$12,225	$12,625	2.46%		2.38%		2.53%

4Q07 Increase (Decrease) From							7	bps	15	bps

(1)   Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $30 million for the 2006 fourth quarter, $34 million for the 2007 third quarter and $31 million for the 2007 fourth quarter.

(2) Citigroup Average Balances and Interest Rates include both domestic and international operations.
(3) Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.
(4) Average Rate% is calculated as annualized interest over average volumes.
(5) Preliminary

(6)   Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)   Interest expense on trading account liabilities of Markets and Banking is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)   Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS

(In millions of dollars, except loan amounts in billions)

	90 Days Or More Past Due (1)			EOP Loans	Net Credit Losses (1)			Average Loans
	4Q06	3Q07	4Q07	4Q07	4Q06	3Q07	4Q07	4Q07
PRODUCT VIEW:
U.S.:
U.S. Cards	$718	$625	$779	$42.0	$439	$399	$595	$42.5
Ratio	1.61%	1.79%	1.85%		4.30%	4.39%	5.55%
U.S. Retail Distribution	834	991	1,146	58.1	337	388	479	57.0
Ratio	1.73%	1.79%	1.97%		2.88%	2.87%	3.33%
U.S. Consumer Lending	2,870	4,426	5,354	231.1	258	417	654	231.4
Ratio	1.36%	1.93%	2.32%		0.49%	0.73%	1.12%
U.S. Commercial Business	149	166	179	39.1	23	13	18	39.5
Ratio	0.41%	0.43%	0.46%		0.25%	0.14%	0.19%
International:
International Cards	709	964	1,041	46.5	402	594	386	45.2
Ratio	2.29%	2.22%	2.24%		5.39%	5.62%	3.39%
International Consumer Finance	608	609	529	26.2	380	481	491	27.1
Ratio	2.43%	2.30%	2.02%		6.05%	7.37%	7.19%
International Retail Banking	667	739	783	87.7	221	262	383	86.1
Ratio	0.97%	0.89%	0.89%		1.29%	1.28%	1.76%
Private Bank	21	31	30	57.2	—	—	—	56.3
Ratio	0.05%	0.06%	0.05%		0.00%	0.00%	0.00%
Other Consumer Loans	—	—	—	5.4	—	—	(1)	5.5
On-Balance Sheet Loans (2)	$6,576	$8,551	$9,841	$593.3	$2,060	$2,554	$3,005	$590.6
Ratio	1.29%	1.50%	1.66%		1.64%	1.81%	2.02%
Securitized Receivables (all in U.S. Cards)	1,616	1,595	1,864	108.1	1,094	1,174	1,271	99.6
Loans Held-for-Sale	—	40	14	1.0	—	—	—	2.7
Managed Loans (3)	$8,192	$10,186	$11,719	$702.4	$3,154	$3,728	$4,276	$692.9
Ratio	1.34%	1.51%	1.67%		2.09%	2.23%	2.45%
REGIONAL VIEW:
U.S.	$4,584	$6,234	$7,484	$410.1	$1,058	$1,217	$1,746	$409.6
Ratio	1.24%	1.58%	1.83%		1.16%	1.24%	1.69%
Mexico	625	604	743	19.4	163	206	249	19.2
Ratio	3.78%	3.26%	3.83%		3.97%	4.48%	5.15%
Europe, Middle East and Africa (EMEA)	574	725	640	64.6	303	420	304	65.1
Ratio	1.32%	1.16%	0.99%		2.84%	2.68%	1.86%
Japan	235	226	196	10.5	273	335	324	10.6
Ratio	2.08%	2.15%	1.88%		9.43%	12.62%	12.12%
Asia (excluding Japan)	439	474	513	76.6	186	195	215	74.5
Ratio	0.71%	0.66%	0.67%		1.22%	1.13%	1.14%
Latin America	119	288	265	12.1	77	181	167	11.6
Ratio	1.84%	2.59%	2.20%		4.98%	6.84%	5.72%
On-Balance Sheet Loans (2)	$6,576	$8,551	$9,841	$593.3	$2,060	$2,554	$3,005	$590.6
Ratio	1.29%	1.50%	1.66%		1.64%	1.81%	2.02%
Securitized Receivables (all in U.S. Cards)	1,616	1,595	1,864	108.1	1,094	1,174	1,271	99.6
Loans Held-for-Sale	—	40	14	1.0	—	—	—	2.7
Managed Loans (3)	$8,192	$10,186	$11,719	$702.4	$3,154	$3,728	$4,276	$692.9
Ratio	1.34%	1.51%	1.67%		2.09%	2.23%	2.45%

(1)     The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)     Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $3 billion and $3 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)     This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis.  Only U.S. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see Note 2 to the Cards business on page 10.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES

TOTAL CITIGROUP

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q07 vs. 4Q06 Increase/	Full Year	Full Year	FY 2007 vs. FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
Allowance for Loan Losses at Beginning of Period	$9,782	$9,505	$9,144	$8,979	$8,940	$9,510	$10,381	$12,728		$9,782	$8,940
Gross Credit (Losses)	(2,183)	(2,354)	(2,362)	(2,642)	(2,667)	(2,662)	(3,091)	(4,280)	(62)%	(9,541)	(12,700)	(33)%
Gross Recoveries	583	558	556	500	558	607	505	579	16%	2,197	2,249	2%
Net Credit (Losses) / Recoveries (NCL’s)	(1,600)	(1,796)	(1,806)	(2,142)	(2,109)	(2,055)	(2,586)	(3,701)	(73)%	(7,344)	(10,451)	(42)%
NCL’s	1,600	1,796	1,806	2,142	2,109	2,055	2,586	3,701	73%	7,344	10,451	42%
Reserve Releases (1)	(301)	(442)	(336)	(175)	(67)	(23)	—	(38)	78%	(1,254)	(128)	90%
Reserve Builds (1)	150	185	322	153	646	545	2,043	3,560	NM	810	6,794	NM
Specific Reserve Releases / Utilizations	(81)	(87)	(15)	(17)	(28)	(66)	(48)	(8)	53%	(200)	(150)	25%
Specific Reserve Builds	6	11	13	21	43	—	197	205	NM	51	445	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	22	(27)	3	(11)	3	9	(2)	2	NM	(13)	12	NM
Provision for Loan Losses	1,396	1,436	1,793	2,113	2,706	2,520	4,776	7,422	NM	6,738	17,424	NM
Other (2)	(73)	(1)	(152)	(10)	(27)	406	157	(332)		(236)	204	NM
Allowance for Loan Losses at End of Period (a)	$9,505	$9,144	$8,979	$8,940	$9,510	$10,381	$12,728	$16,117		$8,940	$16,117
Corporate Allowance for Unfunded Lending Commitments (3) (a)	$900	$1,050	$1,100	$1,100	$1,100	$1,100	$1,150	$1,250		$1,100	$1,250
Provision for Unfunded Lending Commitments	$50	$150	$50	$—	$—	$—	$50	$100		$250	$150
Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$10,405	$10,194	$10,079	$10,040	$10,610	$11,481	$13,878	$17,367		$10,040	$17,367
Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Loans	1.72%	1.60%	1.54%	1.48%	1.53%	1.55%	1.79%	2.23%

(1)     Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)     Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

          -  For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments to the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

          -  For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.  Additionally includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million.

          -  For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

          -  For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.

          -  For the 2006 fourth quarter, reductions to the credit loss reserves of $74 million related to securitizations.

          -  For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

          -  For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

          -  For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

(3)     Represent additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM not meaningful

ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS (1) (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	4Q 2007	4Q07 vs. 4Q06 Increase/ (Decrease)	Full Year 2006	Full Year 2007	FY 2007 vs. FY 2006 Increase/ (Decrease)

Allowance for Loan Losses at Beginning of Period	$6,922	$6,647	$6,311	$6,087	$6,006	$6,338	$7,206	$9,200		$6,922	$6,006
Gross Credit (Losses)	(2,142)	(2,235)	(2,318)	(2,532)	(2,632)	(2,610)	(2,999)	(3,514)	(39)%	(9,227)	(11,755)	(27)%
Gross Recoveries	509	481	503	472	500	518	445	509	8%	1,965	1,972	0%
Net Credit (Losses) / Recoveries (NCL’s)	(1,633)	(1,754)	(1,815)	(2,060)	(2,132)	(2,092)	(2,554)	(3,005)	(46)%	(7,262)	(9,783)	(35)%
NCL’s	1,633	1,754	1,815	2,060	2,132	2,092	2,554	3,005	46%	7,262	9,783	35%
Reserve Releases (2)	(301)	(442)	(336)	(175)	(67)	(23)	—	(38)	78%	(1,254)	(128)	90%
Reserve Builds (2)	150	110	247	153	346	545	2,043	3,560	NM	660	6,494	NM
Specific Reserve Releases / Utilizations	(36)	(3)	—	(11)	(5)	(31)	(10)	(5)	55%	(50)	(51)	(2)%
Specific Reserve Builds	—	7	10	1	37	—	36	20	NM	18	93	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses	1,446	1,426	1,736	2,028	2,443	2,583	4,623	6,542	NM	6,636	16,191	NM
Other (3)	(88)	(8)	(145)	(49)	21	377	(75)	(343)		(290)	(20)	93%
Allowance for Loan Losses at End of Period	$6,647	$6,311	$6,087	$6,006	$6,338	$7,206	$9,200	$12,394		$6,006	$12,394
Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	1.46%	1.48%	1.49%	1.64%	1.69%	1.56%	1.81%	2.02%
Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	1.44%	1.31%	1.25%	1.17%	1.22%	1.31%	1.61%	2.09%

(1)           Includes loans made to Global Wealth Management clients.

(2)                                  Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)                                  Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

– For the 2007 fourth quarter, reductions to the credit loss reserves of $150 million related to securitizations and $7 million related to transfers to loans held-for-sale, reductions of $151 million related to purchase price adjustments to the Egg Bank acquisition and reductions of $83 million related to the transfer of the U.K. CitiFinancial portfolio to held-for-sale.

– For the 2007 third quarter, reductions to the credit loss reserves of $73 million related to securitizations.

– For the 2007 second quarter, reductions to the credit loss reserves of $70 million related to securitizations and $77 million related to transfers to loans held-for-sale, and the addition of $505 million related to the acquisition of Egg and Nikko.

– For the 2007 first quarter, reductions to the credit loss reserves of $98 million related to securitizations and transfers to loans held-for-sale, and the addition of $75 million related to the acquisition of Grupo Financiero Uno.
The 2007 first quarter also includes $41million related to the reorganization of the KorAm loan portfolio.

– For the 2006 fourth quarter, reductions to the credit loss reserves of $74 million related to securitizations.

– For the 2006 third quarter, reductions to the credit loss reserves of $140 million related to securitizations and portfolio sales.

– For the 2006 second quarter, reductions to the credit loss reserves of $125 million related to securitizations, and the addition of $84 million related to the acquisition of the Credicard portfolio.

– For the 2006 first quarter, reductions to the credit loss reserves of $90 million related to securitizations.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS (1) (In millions of dollars)

	1Q 2006	2Q 2006	3Q 2006	4Q 2006	1Q 2007	2Q 2007	3Q 2007	4Q 2007	4Q07 vs. 4Q06 Increase/ (Decrease)	Full Year 2006	Full Year 2007	FY 2007 vs. FY 2006 Increase/ (Decrease)

Allowance for Loan Losses at Beginning of Period	$2,860	$2,858	$2,833	$2,892	$2,934	$3,172	$3,175	$3,528		$2,860	$2,934
Gross Credit (Losses)	(41)	(119)	(44)	(110)	(35)	(52)	(92)	(766)	NM	(314)	(945)	NM
Gross Recoveries	74	77	53	28	58	89	60	70	NM	232	277	19%
Net Credit (Losses) / Recoveries (NCL’s)	33	(42)	9	(82)	23	37	(32)	(696)	NM	(82)	(668)	NM
NCL’s	(33)	42	(9)	82	(23)	(37)	32	696	NM	82	668	NM
Reserve Releases (2)	—	—	—	—	—	—	—	—	—	—	—	—
Reserve Builds (2)	—	75	75	—	300	—	—	—	—	150	300	100%
Specific Reserve Releases / Utilizations	(45)	(84)	(15)	(6)	(23)	(35)	(38)	(3)	50%	(150)	(99)	34%
Specific Reserve Builds	6	4	3	20	6	—	161	185	—	33	352	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	22	(27)	3	(11)	3	9	(2)	2	NM	(13)	12	NM
Provision for Loan Losses	(50)	10	57	85	263	(63)	153	880	NM	102	1,233	NM
Other (3)	15	7	(7)	39	(48)	29	232	11		54	224	NM
Allowance for Loan Losses at End of Period (a)	$2,858	$2,833	$2,892	$2,934	$3,172	$3,175	$3,528	$3,723		$2,934	$3,723
Net Corporate Credit (Losses) as a Percentage of Average Corporate Loans	NM	0.03%	NM	0.05%	NM	NM	0.02%	0.34%
Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	2.00%	1.81%	1.73%	1.76%	1.82%	1.66%	1.74%	2.00%
Corporate Allowance for Unfunded Lending Commitments (4) (a)	$900	$1,050	$1,100	$1,100	$1,100	$1,100	$1,150	$1,250		$1,100	$1,250
Provision for Unfunded Lending Commitments	$50	$150	$50	$—	$—	$—	$50	$100		$250	$150
Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$3,758	$3,883	$3,992	$4,034	$4,272	$4,275	$4,678	$4,973		$4,034	$4,973
Total Allowance for Loans, Leases and Unfunded Lending Commitments as a Percentage of Total Corporate Loans	2.62%	2.48%	2.39%	2.43%	2.45%	2.23%	2.30%	2.68%

(1)           Includes Loans related to the Alternative Investments and Corporate / Other segments.

(2)                                  Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)                                  Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

–  The 2007 first quarter includes the reclassification to Consumer Loans of $41 million related to the reorganization of the KorAm loan portfolio.

–  The 2007 second quarter includes the acquisition of Grupo Cuscatlan of $18 million.

–  The 2007 third quarter includes adjustments for purchase accounting relating to the acquisition of Grupo Cuscatlan of $181 million and the transfer of units into Markets & Banking that were previously held as Consumer of $43 million.

(4)           Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM  Not meaningful

CITIGROUP — COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

									4Q07 vs.	Full	Full	FY 2007 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q06 Increase/	Year	Year	FY 2006 Increase/
	2006	2006	2006	2006	2007	2007	2007	2007	(Decrease)	2006	2007	(Decrease)
U.S. Cards
Net Credit Losses	$446	$447	$456	$439	$439	$408	$399	$595	36%	$1,788	$1,841	3%
Credit Reserve Build / (Release)	(72)	(160)	(122)	(37)	(44)	224	134	493	NM	(391)	807	NM
U.S. Retail Distribution
Net Credit Losses	279	288	282	337	335	360	388	479	42%	1,186	1,562	32%
Credit Reserve Build / (Release)	(55)	(31)	(29)	(59)	(1)	—	299	376	NM	(174)	674	NM
U.S. Consumer Lending
Net Credit Losses	176	160	193	258	286	289	417	654	NM	787	1,646	NM
Credit Reserve Build / (Release)	(31)	(75)	(8)	(13)	217	39	854	2,416	NM	(127)	3,526	NM
U.S. Commercial Business
Net Credit Losses	14	12	8	23	19	33	13	18	(22)%	57	83	46%
Credit Reserve Build / (Release)	(38)	(8)	(38)	(18)	10	(18)	9	20	NM	(102)	21	NM
International Cards
Net Credit Losses	218	333	347	402	384	397	594	386	(4)%	1,300	1,761	35%
Credit Reserve Build / (Release)	94	26	59	87	22	201	334	149	71%	266	706	NM
International Consumer Finance
Net Credit Losses	319	323	389	380	430	437	481	491	29%	1,411	1,839	30%
Credit Reserve Build / (Release)	(16)	17	135	25	26	30	252	71	NM	161	379	NM
International Retail Banking
Net Credit Losses	184	191	141	221	238	168	262	383	73%	737	1,051	43%
Credit Reserve Build / (Release)	(77)	(105)	(93)	(12)	64	5	131	(3)	75%	(287)	197	NM
Global Wealth Management:
Smith Barney
Net Credit Losses	—	—	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	1	(1)	(1)	1	—	1	1	2	100%	—	4	—
Private Bank
Net Credit Losses	(4)	—	—	—	—	—	—	—	—	(4)	—	100%
Credit Reserve Build / (Release)	8	9	17	(6)	17	11	55	13	NM	28	96	NM
Other	—	—	—	—	1	(2)	—	(1)	—	—	(2)	—
Consumer Provision for Loan Losses	1,446	1,426	1,736	2,028	2,443	2,583	4,623	6,542	NM	6,636	16,191	NM
Markets & Banking:
Securities and Banking
Net Credit Losses	(34)	37	(11)	70	(28)	(37)	30	686	NM	62	651	NM
Credit Reserve Build / (Release)	(17)	(18)	61	3	286	(19)	121	213	NM	29	601	NM
Transaction Services
Net Credit Losses	1	18	2	6	5	1	4	14	NM	27	24	(11)%
Credit Reserve Build / (Release)	—	(14)	5	—	—	(7)	—	(29)	—	(9)	(36)	NM
Other	—	—	—	—	—	—	—	—	—	—	—	—
Alternative Investments
Net Credit Losses	—	(13)	—	—	1	—	(1)	—	—	(13)	—	100%
Corporate / Other
Net Credit Losses	—	—	—	6	(1)	(1)	(1)	(4)	NM	6	(7)	NM
Corporate Provision for Loan Losses	(50)	10	57	85	263	(63)	153	880	NM	102	1,233	NM
Total Provision for Loan Losses	$1,396	$1,436	$1,793	$2,113	$2,706	$2,520	$4,776	$7,422	NM	$6,738	$17,424	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2006	2006	2006	2006	2007	2007	2007	2007
CASH-BASIS AND RENEGOTIATED LOANS
Corporate Cash-Basis Loans
Collateral Dependent (at lower of cost or collateral value)	$—	$—	$15	$19	$19	$11	$11	$11
Other	821	799	677	516	481	588	1,207	1,747
Total Corporate Cash-Basis Loans (1)	$821	$799	$692	$535	$500	$599	$1,218	$1,758
Corporate Cash-Basis Loans
JENA (2)	$151	$249	$218	$128	$118	$204	$841	$1,320
Other International (3)	670	550	474	407	382	395	377	438
Total Corporate Cash-Basis Loans (1)	$821	$799	$692	$535	$500	$599	$1,218	$1,758
Corporate Cash-Basis Loans as a % of
Total Corporate Loans (1)	0.57%	0.51%	0.42%	0.32%	0.29%	0.31%	0.60%	0.95%
Total Consumer Cash-Basis Loans (1)	$3,752	$3,857	$4,189	$4,512	$4,578	$5,160	$6,137	$7,210
Renegotiated Loans (includes Corporate and Commercial Business Loans)	$30	$23	$23	$22	$26	$27	$56	$118
OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS
Consumer	$322	$324	$356	$385	$461	$516	$594	$707
Markets & Banking	144	171	193	316	348	219	348	512
TOTAL OTHER REAL ESTATE OWNED (4)	$466	$495	$549	$701	$809	$735	$942	$1,219
OTHER REPOSSESSED ASSETS (5)	$52	$53	$62	$75	$77	$66	$86	$99

(1)

Excludes purchased distressed loans. The carrying value of these loans was: $1,217 million at March 31, 2006, $1,171 million at June 30, 2006, $1,089 million at September 30, 2006, $949 million at December 31, 2006, $957 million at March 31, 2007, $1,013 million at June 30, 2007, $1,188 at September 30, 2007 and $2,399 million at December 31, 2007.

(2)	JENA includes Japan, Western Europe and North America.
(3)	Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, the Middle East and Africa.
(4)	Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.
(5)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

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